PROXY STATEMENT

        Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant        [  ]

Filed by a Party other than the Registrant [x]

Check the appropriate box:

      [ ] Preliminary Proxy Statement
      [ ] Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
      [x] Definitive Proxy Statement
      [ ] Definitive Additional Materials
      [ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss.
          240.14a-12

                           INDUSTRIAL HOLDINGS, INC.
               (Name of Registrant as specified in its Charter)

                           INDUSTRIAL HOLDINGS, INC.

                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
      [x]   No fee required.

      [ ] $500 per each party to the controversy pursuant to Exchange Act Rule
          14a-6(i)(3).
      [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

            (1) Title of each class of securities to which transaction applies:

            (2) Aggregate number of securities to which transaction applies:

            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            (4) Proposed maximum aggregate value of transaction:

            (5) Total fee paid:

[ ]   Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1)   Amount previously paid:
            (2)   Form, Schedule or Registration Statement:
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            (4)   Date Filed:

                           INDUSTRIAL HOLDINGS, INC.
                                 7135 ARDMORE
                             HOUSTON, TEXAS 77054

                           ------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held June 10, 1998

                           ------------------------


      The annual meeting of the shareholders of Industrial Holdings, Inc. (the "Company") will be held at the Company's offices at 7135 Ardmore, Houston, Texas 77054, at 10:00 a.m., Houston time, on Wednesday, June 10, 1998, for the following purposes:

      1. To elect two Class I directors;

      2. To consider and act upon a proposal to approve the Company's 1998 Incentive Plan (the "1998 Incentive Plan") which reserves the greater of 1,500,000 shares or 15% of the total number of shares of Common Stock issued and outstanding for issuance to employees, consultants and non-employee directors; and

      3. To consider and act upon such other business as may properly come before the meeting.

      A record of shareholders has been taken as of the close of business on April 15, 1998 and only those shareholders of record on that date will be entitled to notice of and to vote at the meeting. A shareholders' list will be available commencing April 24, 1998, and may be inspected during normal business hours for at least 10 days prior to the annual meeting at the offices of the Company, 7135 Ardmore, Houston, Texas 77054.

      Your participation in the Company's affairs is important. To ensure your representation if you do not expect to be present at the meeting, please sign and date the enclosed proxy and return it promptly in the enclosed stamped envelope. The prompt return of proxies will ensure a quorum and save the Company the expense of further solicitation.

                                    By Order of the Board of Directors

                                    ROBERT E. CONE
                                    Chairman of the Board,
                                    President and Chief Executive Officer

May 1, 1998

                           INDUSTRIAL HOLDINGS, INC.
                                 7135 ARDMORE
                             HOUSTON, TEXAS 77054

                                PROXY STATEMENT

      This proxy statement is being mailed to shareholders on or about May 1, 1998, in connection with the solicitation of proxies by the Board of Directors of Industrial Holdings, Inc. (the "Company") for use at the annual meeting of Shareholders of the Company to be held at the Company's principal offices at 7135 Ardmore, Houston, Texas 77054, at 10:00 a.m., Houston time, on Wednesday, June 10, 1998, and at any adjournments thereof (the "Annual Meeting"), for the purpose of considering and voting on the matters set forth in the accompanying Notice of Annual Meeting of Shareholders. All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on such proxies. If no direction is indicated, the shares will be voted for the election of each of the nominees named herein to the board of directors, for the approval of the 1998 Incentive Plan and for the other proposals set forth in the Notice. A shareholder may revoke a proxy by (a) delivering to the Company written notice of revocation, (b) delivering to the Company a signed proxy bearing a later date or (c) voting in person at the Annual Meeting.

      At the close of business on April 15, 1998, the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting (the "record date"), there were issued, outstanding and entitled to vote 10,764,258 shares of the Company's common stock, par value $.01 per share ("Common Stock"). The presence, in person or by proxy, of a majority of the shares of Common Stock outstanding on the record date is necessary to constitute a quorum at the Annual Meeting. Assuming such a quorum is present, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock that are entitled to vote, and that voted or abstained at the Annual Meeting is required to approve the 1998 Incentive Plan. The two nominees for election as directors who receive a plurality of the votes cast by the holders of Common Stock entitled to vote at the Annual Meeting will be duly elected Class I Directors. Each share of Common Stock is entitled to one vote on all questions requiring a shareholder vote at the Annual Meeting. Abstentions and broker non-votes will be treated as present for purposes of determining a quorum. Broker non-votes will be treated as not present and not voting on any matter on which the broker has indicated that he does not have authority to vote.

                             ELECTION OF DIRECTORS

      At the Annual Meeting, two Class I Directors are to be elected, each to hold office until the third Annual Meeting of Shareholders following his election.

      The persons named in the accompanying proxy have been designated by the Board of Directors and unless authority is withheld, they intend to vote for the election of the nominees named below to the Board of Directors as Class I Directors. All of the nominees for Class I Directors previously have been elected by the shareholders to serve as members of the Company's Board of Directors. Although the Board of Directors of the Company does not contemplate that any of the nominees will become unavailable for election, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors or the Board may be reduced accordingly.

                                                                 COMMON STOCK
                                                              BENEFICIALLY OWNED
                                                                APRIL 15, 1998
                                                              ------------------
                      PRINCIPAL POSITION           DIRECTOR
      NAME             WITH THE COMPANY     AGE     SINCE      SHARES    PERCENT
      ----             ----------------     ---     -----      ------    -------

        CLASS I DIRECTORS WHOSE TERM (IF RE-ELECTED) WILL EXPIRE IN 2001

Charles J. Anderson Director                 74     1991         72,000   1.2%
James W. Kenney     Director                 55     1992         10,000     *

                CLASS II DIRECTORS WHOSE TERM WILL EXPIRE IN 1999

John P. Madden      Director                 55     1992        149,373   2.5%
John L. Thompson    Director                 37     1997          5,000**   *

               CLASS III DIRECTORS WHOSE TERM WILL EXPIRE IN 2000

Robert E. Cone      Chairman of the Board;   45     1989        266,285   6.2%
                    President and Chief Executive
                    Officer; Director

James H. Brock, Jr. Executive Vice President,59     1991        115,000   1.9%
                    Director
Barbara S. Shuler   Secretary; Director      51     1991         66,795   1.4%

---------------

*     Less than 1%.

** Includes 5,000 shares that may be acquired upon the exercise of currently exercisable stock options. Excludes 1,015,550 shares and 107,994 warrants owned by St. James Capital Partners, L.P., of which Mr. Thompson is a director and president of the General Partner and may be deemed to share voting and investment power with respect to such shares.

      For further information concerning beneficial ownership see "Security Ownership of Certain Beneficial Owners and Management."

      Set forth below is certain information with respect to each of the nominees for the office of director, each director whose term of office will continue after the 1998 Annual Meeting of Shareholders, and each other executive officer.

                       DIRECTORS AND EXECUTIVE OFFICERS

NOMINEES FOR DIRECTORS

      CHARLES J. ANDERSON has served as a Director of the Company since September 1991. Since 1985, Mr. Anderson has been engaged in private business investments. Prior to 1985, Mr. Anderson served as Senior Sales Vice President and Director of Sales and was a partner of the Delaware Management Company, the manager of the Delaware Group of Mutual Funds and certain other private pension funds.

      JAMES W. KENNEY has served as a Director of the Company since October 1992. Since October 1993, Mr. Kenney has served as Executive Vice President of San Jacinto Securities, Inc. From February 1992 to September 1993, he served as the Vice President of Renaissance Capital Group, Inc. Prior to that time, Mr.

Kenney served as Senior Vice President for Capital Institutional Services, Inc. and in various executive positions with major southwest regional brokerage firms, including Rauscher Pierce Refsnes Inc. and Weber, Hall, Sale and Associates, Inc. Mr. Kenney is a director of Consolidated Health Care Associates, Inc., a company that operates physical rehabilitation centers; Scientific Measurement Systems, Inc., a developer of industrial digital radiography and computerized tomography; and Tricom Corporation, a company that develops products and services for the telecommunication industry.

OTHER DIRECTORS

      ROBERT E. CONE founded the Company in 1989 and has served as President, Chief Executive Officer and Director of the Company since then.

      BARBARA S. SHULER has served as Secretary of the Company since February 1992 and as a Director of the Company since September 1991. Since 1974, Ms. Shuler has been self-employed in auction management, marketing, advertising and promotional aspects of the equine industry, serving as President of Shuler, Inc.

      JAMES H. BROCK, JR. has served as President of the REX Group since 1993 and as a Director of the Company since 1991. He has served as Executive Vice President from 1991 to 1997, as President of the Energy Products and Services Division, as Chief Operating Officer and Chief Financial Officer. Mr. Brock is a certified public accountant.

      JOHN P. MADDEN has served as a Director of the Company since October 1992. From January 1992 to April 1993, Mr. Madden served as Chairman of the Board of The Rex Group, Inc. ("REX") which was purchased by the Company in 1992.

      JOHN L. THOMPSON has served as a Director of the Company since 1997. Mr. Thompson is a director and President of St. James Capital Corp., a Houston-based merchant banking firm. St. James Capital Corp. also serves as the General Partner of St. James Capital Partners L.P., an investment limited partnership specializing in merchant banking related investments. Prior to co-founding St. James, Mr. Thompson served as a Managing Director of Corporate Finance at Harris Webb & Garrison, a regional investment banking firm with a focus on mergers and acquisitions, financial restructuring and private placements of debt and equity issues.

OTHER EXECUTIVE OFFICERS

      THOMAS C. LANDRETH has served as Executive Vice President since September 1996. Mr. Landreth has served as President of Landreth Engineering Company ("LEC") since 1977 and as President of the Fastener Manufacturing and Sales Division since 1996. Mr. Landreth has worked in all technical areas of LEC since 1967 and is responsible for numerous cold heading machine designs and improvements as well as numerous innovative tool and die designs.

      CHRISTINE A. SMITH has served as Vice President and Chief Financial Officer of the Company since January 1995. From April 1989 through December 1994, Ms. Smith was a Principal at The Spinnaker Group, an investment banking firm providing services primarily to manufacturing and distribution companies. Prior to joining The Spinnaker Group, Ms. Smith, a certified public accountant, was a Senior Manager with Ernst & Young.

BOARD AND COMMITTEE ACTIVITY: STRUCTURE AND COMPENSATION

      The Company's operations are managed under the broad supervision of the Board of Directors, which has ultimate responsibility for the establishment and implementation of the Company's general operating philosophy, objectives, goals and policies. During 1997, the Board of Directors convened on five occasions. Each director attended all of the meetings held by the Board or meetings of Board committees of which he was a member during his tenure in 1997, except for Charles J. Anderson who attended two Board of Directors meetings and John Thompson who attended four Board meetings and all Committee meetings of which he was a member. During 1997, outside directors received $500 for attendance at Board meetings, as well as reimbursement for reasonable travel expenses incurred in attending such meetings. In 1997, each non-employee director (Messrs. Anderson, Kenney, Madden and Thompson and Ms. Shuler) was awarded under the Company's 1995 Non-Employee Director Stock Option Plan (the "Director Plan") options to purchase 5,000 shares of the Company's Common Stock at $11.38 to $12.50 per share. Employee directors are eligible to participate in the Company's 1994 Amended and Restated Incentive Stock Plan (the "Employee Plan"). Non-employee directors are entitled to participate in the Director Plan.

      Pursuant to delegated authority, various Board functions are discharged by the standing committees of the Board. The Audit Committee of the Board of Directors, composed of Messrs. Brock and Kenney and Ms. Shuler, makes recommendations to the Board of Directors concerning the selection and engagement of the Company's independent public accountants and reviews the scope of the annual audit, audit fees and results of the audit. The Audit Committee also reviews and discusses with management and the Board of Directors such matters as accounting policies, internal accounting controls and procedures for preparation of financial statements. The Audit Committee convened on two occasions in 1997. The Compensation Committee sets the compensation for executive, managerial and technical personnel of the Company and administers the Company's stock option and other compensation plans. The Compensation Committee was composed of Messrs. Madden, Thompson and Kenney and met on two occasions in 1997.

APPROVAL

      The two nominees for election as directors at the Annual Meeting who receive a plurality of the votes cast for election by the holders of Common Stock entitled to vote at the Annual Meeting, shall be the duly elected Class I Directors, provided a quorum is present.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

                   PROPOSAL TO ADOPT THE 1998 INCENTIVE PLAN

      On March 17, 1998, the Board of Directors adopted the 1998 Incentive Plan which reserves the greater of 1,500,000 shares or 15% of the total number of shares of Common Stock issued and outstanding for issuance pursuant to the 1998 Incentive Plan. During 1997 and through April 1998, the Company acquired 8 new businesses. During that same period, total employees increased from 387 to 1005. Additionally, it is the Company's corporate strategy to continue to grow through acquisition. In order to provide incentives to key employees in the newly acquired companies, as well as to continue awards to long-time key for issuance employees, the Board believed it desirable to adopt the Plan. Currently, there are no shares available under the Company's 1994 Amended and Restated Incentive Stock Plan. The Board of Directors is submitting the 1998 Incentive Plan for approval of the Company's shareholders at the Annual Meeting.

GENERAL

      The description set forth below summarizes the principal terms and conditions of the 1998 Incentive Plan. The summary does not purport to be a complete and is qualified in its entirety by reference to the 1998 Incentive Plan, a copy of which is attached to the Proxy Statement as Exhibit A.

      The 1998 Incentive Plan is intended to foster and promote the financial success of the Company and its subsidiaries and to increase stockholder value by
(i) encouraging commitment and motivating superior performance of key employees, consultants and outside directors by means of equity-based performance awards and (ii) attracting and retaining key employees, consultants and outside directors by providing competitive incentive compensation opportunities.

      Under the 1998 Incentive Plan, the Company may grant the following awards to key employees, Directors who are not employees ("Outside Directors") and consultants of the Company, its controlled subsidiaries, and its parent corporation, if any: (i) incentive stock options ("ISOs") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) "nonstatutory" stock options ("NSOs"), (iii) stock appreciation rights ("SARs"),
(iv) shares of restricted stock, (v) performance shares and performance units,
(vi) other stock-based awards and (vii) supplemental tax bonuses (collectively, "Incentive Awards"). ISOs and NSOs are sometimes referred to collectively herein as "Options". The Company may grant Incentive Awards covering an aggregate of the greater of (a) 1,500,000 shares of the Company's Common Stock, or (b) 15% of the number of shares of Common Stock issued and outstanding on the last day of each calendar quarter. No more than 1,500,000 shares of Common Stock shall be available for Incentive Stock Options and no more than 500,000 shares of Common Stock shall be available for Incentive Awards to Outside Directors.

      Any shares of Common Stock that are issued and are forfeited or are subject to Incentive Awards under the 1998 Incentive Plan that expire or terminate for any reason will remain available for issuance with respect to the granting of Incentive Awards during the term of the 1998 Incentive Plan, except as may otherwise be provided by applicable law. Shares of Common Stock issued under the 1998 Incentive Plan may be either newly issued or treasury shares, including shares of Common Stock that the Company receives in connection with the exercise of an Incentive Award. The number and kind of securities that may be issued under the 1998 Incentive Plan and pursuant to then outstanding Incentive Awards are subject to adjustments to prevent enlargement or dilution of rights resulting from stock dividends, stock splits, recapitalizations, reorganizations or similar transactions.

      The maximum number of shares of Common Stock subject to Incentive Awards that may be granted or that may vest, as applicable, to any one Covered Employee during any calendar year shall be 1,000,000 shares, subject to adjustment under the provisions of the 1998 Incentive Plan. The maximum aggregate cash payout subject to Incentive Awards (including SARs, performance units and performance shares payable in cash, or other stock-based awards payable in cash) that may be granted to any one Covered Employee during any calendar year shall be $5,000,000. For purposes of the 1998 Incentive Plan, "Covered Employee" means a named executive officer who is one of the group of covered employees as defined in Section 162(m) of the Code and the regulations promulgated thereunder (I.E., generally the chief executive officer and the other four most highly compensated executives for a given year).

      No participants shall have any rights as a Stockholder with respect to shares relating to an Incentive Award until the date of issuance of a stock certificate or certificates representing such shares. Nothing contained in the 1998 Incentive Plan or an Incentive Award shall confer any right with respect to continuation of employment or adjustment of compensation to a participant. Furthermore, no person shall have a right to claim an Incentive Award under the 1998 Incentive Plan.

ADMINISTRATION

      The 1998 Incentive Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee consists entirely of directors each of whom is (i) an "outside director" under Section 162(m) of the Code and (ii) a "non-employee director" under Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act"). Subject to the express provisions of the 1998 Incentive Plan, the Committee is authorized to, among other things, determine those eligible individuals to whom Incentive Awards may be granted, grant Incentive Awards to individuals eligible to participate in the 1998 Incentive Plan and determine the terms and conditions (which need not be identical) of each Incentive Award. The 1998 Incentive Plan does not prescribe any factors to be considered by the Committee in determining the individual participants and types of Incentive Awards granted.

      The Committee also interprets, construes and administers the 1998 Incentive Plan and any related incentive agreements, and makes all of the determinations necessary or advisable with respect to the 1998 Incentive Plan or any Incentive Award granted thereunder. All decisions and determinations of the Committee are final and binding on all parties. The Company will indemnify members of the Committee against any cost, expenses or liabilities arising out of any action, omission or determination relating to the 1998 Incentive Plan, unless such action, omission or determination was taken or made with gross negligence or willful misconduct.

      Subject to certain amendments that require Stockholder approval, the Committee may, in its absolute discretion (i) extend the exercisability of an Incentive Award, (ii) accelerate the vesting or exercisability of an Incentive Award, (iii) eliminate or reduce the restrictions contained in an Incentive Award, (iv) waive any restriction or other provisions of an Incentive Award or
(v) otherwise amend or modify an Incentive Award in any manner that is either not adverse to the grantee of such Incentive Award or is consented to by such grantee.

      In addition, the Board of Directors may grant Incentive Awards under the 1998 Incentive Plan including the grant of Incentive Awards to Outside Directors who also are members of the Committee. In such cases, the Board has all the powers and responsibilities of the Committee as to the Incentive Awards so granted. However, the Board may not act in the Committee's capacity to the extent that doing so would disqualify an employee from an exemption under Section 16(b) of the Exchange Act, violate applicable stock exchange rules, or result in the non-deductibility of compensation under Section 162(m) of the Code.

GENERAL TERMS AND TAX INFORMATION RELATING TO INCENTIVE AWARDS

      The material terms of each Incentive Award are reflected in an agreement (the "Incentive Agreement") between the participant and the Company. A summary of the most significant features of the Incentive Awards and their tax consequences to participants who are United States persons and the Company is set forth below.

      INCENTIVE AND NONSTATUTORY STOCK OPTIONS. Except in limited cases involving certain 10% stockholders or where the terms of the grant specify otherwise, ISOs and NSOs must be exercised within ten years of the grant date. ISOs may only be granted to employees and the exercise price of each ISO granted may not be less than 100% (110% in the case of certain 10% stockholders) of the fair market value of a share of Common Stock on the date of grant. The Committee will have the discretion to determine the exercise price of each NSO granted under the 1998 Incentive Plan; HOWEVER, an NSO that is intended to qualify as performance based compensation to a Covered Employee subject to Section 162(m) of the Code must be granted with an exercise price equal to 100% of the fair market value of a share of Common Stock on the grant date. To the extent that the aggregate fair market value of shares of Common Stock with respect to which ISOs are exercisable for the first time by any employee during calendar year exceeds $100,000, such options must be treated as NSOs to the extent of such excess.

      The exercise price of each Option is payable in cash upon the exercise of the Option or, in the discretion of the Committee and upon such terms and conditions as it may deem appropriate, through the delivery of shares of Common Stock owned by the Option holder and valued at their fair market value, by withholding shares that would otherwise be acquired on the exercise of the Option and having an aggregate fair market value equal to the total exercise price or in a combination of the foregoing.

      If a participant's employment or other service with the Company is terminated other than for Cause (as defined in the 1998 Incentive Plan), or by reason of Disability (as defined in the 1998 Incentive Plan) or death, his vested Options, whether ISOs or NSOs, shall remain exercisable for 90 days after such termination. If a participant's employment or other service with the Company is terminated by reason of Disability or death, his vested Options, whether ISOs or NSOs, shall remain exercisable for one year following such termination. If an employee's employment with the Company is terminated due to his retirement at or after attaining age 65, his vested NSOs shall remain exercisable for one year, and his vested ISOs shall remain exercisable for three months, following such termination. No Option shall be exercisable after the expiration of its term. If a participant's employment or other service with the Company is terminated for Cause, all outstanding Options, whether vested or otherwise, shall expire at the commencement of business on the date of such termination. The Committee, in its discretion, may prescribe time periods different than those set out in the foregoing provisions of this paragraph for the exercise of Options following a participant's termination of employment or other service. Such rights shall be reflected in the Incentive Agreement evidencing the participant's Incentive Award.

      Upon a Change in Control (as defined in the 1998 Incentive Plan), all outstanding Options become immediately exercisable. A Change in Control generally means (i) a change in control as contemplated in the federal securities laws, (ii) the acquisition by any person of 20% or more of the shares of voting securities of the Company, (iii) certain changes in the composition of the Board (existing as of the effective date of the

1998 Incentive Plan) as a result of a contested election for positions on the Board, or (iv) any other event that the Board determines to constitute a change in the control of the Company. The Board may determine in its discretion, if it deems to be in the best interest of the Company, that an event otherwise constituting a Change in Control shall not be considered a Change in Control.

      An employee who is a participant in the 1998 Incentive Plan will not recognize any income at the time an ISO is granted, nor on the qualified exercise of an ISO. If a participant does not dispose of the shares acquired by exercise of an ISO within two years after the grant date of the ISO and one year after the exercise of the ISO, the exercise is qualified and the gain or loss (if any) on a subsequent sale will be a long-term capital gain or loss. Such gain or loss equals the difference between the sum of the sales proceeds and the exercise price of the Common Stock sold. The Company is not entitled to a tax deduction as a result of the grant or qualified exercise of an ISO. However, if the shares acquired upon the exercise of an ISO are disposed of at a gain before the one-year and two-year holding periods and the fair market value of the shares at the time of exercise exceeds the exercise price, the exercise is not qualified and special rules apply that require the participant to recognize ordinary income (at least in part) at the time of such disposition. The Company generally is entitled to a tax deduction at the same time and in the same amount as the ordinary income recognized by the participant from such disposition.

      Although the qualified exercise of an ISO will not produce ordinary taxable income to the participant, it will produce an increase in the participant's alternative taxable income and may result in an alternative minimum tax liability.

      An optionee will not recognize any income for federal income tax purposes at the time an NSO is granted, nor will the Company be entitled to a deduction at that time. However, when any part of an NSO is exercised, the optionee will recognized ordinary income in an amount equal to the difference between the fair market value of the shares received and the exercise price of the NSO, and the Company generally will recognize a corresponding tax deduction in the same amount at the same time.

      STOCK APPRECIATION RIGHTS (SARS). Upon exercise of an SAR, the holder thereof will receive a number of shares of Common Stock or cash, or a combination thereof, as the Committee determines in the Incentive Agreement, the aggregate value of which equals the amount by which the fair market value per share of the Common Stock on the date of exercise exceeds the exercise price of the SAR, multiplied by the number of shares underlying the exercised portion of the SAR. An SAR may be granted in tandem with an Option or granted independently of an Option. The grant price per share of any SAR will be established by the Committee but must equal at least 100% of the fair market value of a share of Common Stock on the date the SAR is granted. The term of each SAR will be fixed by the Committee, but not extending beyond ten years from the date of grant. SARs will be subject to such terms and conditions and will be exercisable at such times as determined by the Committee. The value of an SAR may be paid in cash, in shares of Common Stock, or in some combination, as determined by the Committee. The Committee, in its discretion, will establish a participant's right to exercise an SAR if the participant's employment is terminated, such rights to be reflected in the participant's Incentive Agreement. Upon a Change in Control, all outstanding SARs that have not vested will fully vest automatically.

      The exercise of an SAR will result in the recognition of ordinary income by the participant on the date of exercise in the amount of cash, and/or the fair market value on such date of the shares of Common Stock, acquired pursuant to the exercise. The Company generally will be entitled to a tax deduction at the same time and in the same amount as the ordinary income recognized by the participant upon exercise of the

SAR. The tax treatment of an SAR is the same whether the SAR is exercised in conjunction with an ISO or an NSO.

      RESTRICTED STOCK. A restricted stock award consists of a grant of Common Stock to a participant, that is subject to substantial risk of forfeiture and the transfer of which is subject to restrictions that lapse upon the passage of time, the achievement of performance goals or upon the occurrence of other events as determined by the Committee. This period of restriction is established by the Committee at the time of grant. Unless otherwise designated by the Committee, during the period of restriction a holder of restricted shares will have all other rights of a Stockholder, including the right to vote the shares and receive the dividends paid thereon. The Committee, in its discretion, will establish a participant's rights to receive restricted stock if the participant's employment is terminated before vesting, such rights to be reflected in the participant's Incentive Agreement. If vesting does not occur, shares of restricted stock are forfeited. Upon a Change in Control, all shares of restricted stock that have not vested or been forfeited will vest automatically.

      A participant will not recognize any income for federal tax purposes at the time shares of restricted stock are granted or issued, nor will the Company be entitled to a tax deduction at that time. However, when either the transfer restriction or the forfeiture risk lapses, such as on vesting, the participant will recognize ordinary income in an amount equal to the fair market value of the shares of restricted stock on the date on which they vest. A participant may file with the Internal Revenue Service an appropriate election under Section 83(b) of the Code within 30 days of the issue date of the restricted stock (the "Election"), which results in the participant's receipt of deemed ordinary income in an amount equal to the fair market value of the shares of restricted stock on the date on which they are issued. However, if a participant files the Election and the restricted stock subsequently is forfeited, such participant is not allowed a tax deduction for the amount previously reported as ordinary income due to the Election. Gain or loss (if any) from a disposition of restricted stock after the participant recognizes any ordinary income (whether by vesting or an Election) generally will constitute short- or long-term capital gain or loss. The Company generally will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income on the restricted stock, whether by vesting or an Election, in the same amount as the ordinary income recognized by the participant.

      PERFORMANCE UNITS AND PERFORMANCE SHARES. Performance units and performance shares may be granted to eligible individuals at any time as determined by the Committee. The Committee will have discretion to establish the initial number and value of such units and shares, the performance period, and the other material terms of the units or shares as reflected in the participant's Incentive Agreement. The Committee will establish performance goals in its discretion which, depending on the level of performance achieved, will determine the number and/or value of performance units/shares earned. Where an award to a Covered Employee is intended to meet the requirements for the performance-based exception to the deductibility limit imposed by Section 162(m) of the Code, the performance goals will be based on the performance measures prescribed in regulations issued under Section 162(m). The value of a performance share or unit (whether or not vested) is paid immediately on the occurrence of a Change in Control.

      There are no tax consequences to the Company or the participant upon the grant of performance shares or units. Upon payout of the shares of units, the participant will recognize taxable ordinary income in the amount of the payout and the Company will receive a corresponding tax deduction in the same amount and at the same time.

      OTHER STOCK-BASED AWARDS. To enable the Company and the Committee to respond quickly to significant developments in applicable tax and other legislation and regulations and to trends in executive compensation practices, the 1998 Incentive Plan also authorizes the Committee to grant other stock-based awards to individuals eligible to participate in the 1998 Incentive Plan. Other stock-based awards will consist of awards that are valued in whole or in part by reference to, or otherwise based on, the Company's Common Stock. Subject to the terms of the 1998 Incentive Plan, the Committee may determine any terms and conditions of other stock-based awards. Payment or settlement of other stock-based awards will be in cash or in shares of the Company's Common Stock or in any combination thereof as the Committee determines in its discretion.

      Generally, a participant will not realize any income upon the grant of other stock-based awards. Upon the payment of other stock-based awards, a participant will realize compensation taxable as ordinary income, and the Company will be entitled to a corresponding tax deduction in the same amount and at the same time. However, if any such shares are subject to substantial restrictions, such as a requirement of continued employment or the attainment of certain performance objectives, the participant will not recognize income and the Company will not be entitled to a deduction until the restrictions lapse, unless the participant elects otherwise by filing an Election (as described under "Restricted Stock" above). The amount of the participant's ordinary taxable income and the Company's deduction will generally be the fair market value of the shares at the time the restrictions lapse.

      SUPPLEMENTAL TAX BONUSES. The Committee may grant, in connection with a grant of an Incentive Award, a supplemental tax bonus, payable when the participant is required to recognize ordinary income for federal income tax purposes with respect to such Incentive Award. Receipt of any such bonus will result in ordinary income to the participant and generally a corresponding tax deduction to the Company at the same time and for the same amount.

      OTHER TAX CONSIDERATIONS. Upon accelerated exercisability of Options and accelerated lapsing of restrictions upon Restricted Stock or other Incentive Awards in connection with a Change in Control, certain amounts associated with such Incentive Awards could, depending upon the individual circumstances of the participant, constitute "excess parachute payments" under the golden parachute provisions of Section 280G of the Code. Pursuant to these provisions, a participant will be subject to a 20% excise tax on any "excess parachute payment" (as defined in Section 280G of the Code) and the Company will be denied any deduction with respect to such excess parachute payment. The limit on the deductibility of compensation under Section 162(m) of the Code also is reduced by the amount of any excess parachute payments. Whether amounts constitute excess parachute payments depends upon, among other things, the value of the Incentive Awards accelerated and the past compensation of the participant.

      Taxable compensation earned by Covered Employees subject to Section 162(m) of the Code in respect of Options, Restricted Stock, performance shares or units, or other applicable Incentive Awards is intended to constitute qualified "performance-based compensation". The Company should, therefore, be entitled to a tax deduction for compensation paid in the same amount as the ordinary income recognized by the Covered Employees without any reduction under the limitations of Section 162(m) on deductible compensation paid to such employees. However, the Committee may determine, within its sole discretion, to grant Incentive Awards to such Covered Employees that does not qualify as performance based compensation. Under Section 162(m), the Company is denied a deduction for annual compensation paid to such employees in excess of $1.0 million.

      The foregoing federal income tax information is a summary only and does not purport to be a complete statement of the relevant provisions of the Code. The effect of any foreign, state, local or estate taxes is not addressed.

TRANSFER AND RESALE RESTRICTIONS

      No Incentive Award may be assigned, transferred, pledged, or otherwise encumbered by a participant, other than by will or by the laws of descent and distribution. An Incentive Award may be exercised during the Participant's lifetime only by the participant or the participant's legal representative.

      The Company will file a Registration Statement on Form S-8 to register the Common Stock issuable upon the exercise of Options under the 1998 Incentive Plan as soon as possible after the approval of the 1998 Incentive Plan by the shareholders. Upon registration of such securities, the securities would not be restricted securities, except for those securities held by affiliates, and therefore, would be eligible for immediate resale.

PLAN AMENDMENT AND TERMINATION

      The Board may amend or terminate the 1998 Incentive Plan at any time, except that the 1998 Incentive Plan may not be modified or amended, without stockholder approval, if such amendment would (i) increase the number of shares of Common Stock that may be issued thereunder, except in connection with a recapitalization or reclassification of the Common Stock, (ii) amend the eligibility requirements for individuals to participate in the 1998 Incentive Plan, (iii) increase the maximum limits on Incentive Awards that may be issued to Covered Employees pursuant to Section 162(m) of the Code, (iv) extend the term of the 1998 Incentive Plan or (v) decrease the authority granted to the Committee under the 1998 Incentive Plan in contravention of Rule 16b-3 under the Exchange Act. No termination or amendment of the Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a participant without his consent. No Incentive Award may be granted under the 1998 Incentive Plan after March 16, 2008.

ERISA AND TAX QUALIFICATION

      The Company is not aware of any material provision of the Employee Retirement Income Security Act of 1974 to which the 1998 Incentive Plan is subject. The 1998 Incentive Plan is not qualified as a pension or profit-sharing plan under Section 401(a) of the Internal Revenue Code of 1986, as amended. Therefore, 1998 Incentive Plan participants who acquire shares of Common Stock pursuant to the 1998 Incentive Plan are not entitled to tax treatment available to participants in plans qualified under that section of the Code.

REQUIRED VOTE

      The affirmative vote of a majority of the shares that are entitled to vote and that voted or abstained at the Annual Meeting is required for approval of the 1998 Incentive Plan.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE 1998 INCENTIVE PLAN.

                              OTHER INFORMATION

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The table below sets forth certain information regarding the beneficial ownership of Common Stock at April 15, 1998 by (i) each person known to the Company to beneficially own more than 5% of its Common Stock, (ii) each director, (iii) each executive officer and (iv) all directors and executive officers as a group.

         NAME AND ADDRESS OF            NUMBER OF SHARES       PERCENTAGE OF
          BENEFICIAL OWNER            BENEFICIALLY OWNED(1)        CLASS
          ----------------            ---------------------        -----

St. James Capital Partners, L.P.
1980 Post Oak Blvd., Suite 2030
Houston, Texas  77056 ..................    1,123,544(2)          10.3%

Alan P. Bernard ........................      732,387              6.8%
Donald P. Carlin .......................      732,387              6.8%

Directors and Executive Officers:
Robert E. Cone .........................      266,285(3)           2.5%
Thomas C. Landreth .....................       92,945(4)             *
Christine A. Smith .....................      101,916(5)             *
Charles J. Anderson ....................       72,000(6)             *
James H. Brock, Jr .....................      115,000              1.1%
James W. Kenney ........................       10,000(7)             *
John P. Madden .........................      149,373(8)           1.4%
Barbara S. Shuler ......................       66,795(7)             *
John L. Thompson .......................        5,000(9)             *

All officers and directors
  as a group (9 persons) (3) - (9) .....      879,314              8.0%

--------------

 *Less than one percent.

(1) Subject to community property laws where applicable, each person has sole voting and investment power with respect to the shares listed, except as otherwise specified. Each person is a United States citizen. This table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G, if any, filed with the Securities and Exchange Commission.
(2) Includes 107,994 shares that may be acquired upon the exercise of currently exercisable warrants.
(3) Includes 100,000 shares that may be acquired upon the exercise of currently exercisable stock options.
(4) Includes 14,250 shares that may be acquired upon the exercise of currently exercisable warrants and stock options.
(5) Includes 6,250 shares that may be acquired upon the exercise of currently exercisable stock options.
(6) Includes 15,000 shares that may be acquired upon the exercise of currently exercisable stock options.
(7) Includes 10,000 shares that may be acquired upon the exercise of currently exercisable stock options.
(8) Includes 20,000 shares that may be acquired upon the exercise of currently exercisable stock options. Excludes 59,355 shares owned by persons related to Mr. Madden, but as to which Mr. Madden disclaims beneficial ownership.
(9) Includes 5,000 shares that may be acquired upon the exercise of currently exercisable stock options. Excludes 1,015,550 shares and 107,994 warrants owned by St. James Capital Partners, L.P., of which Mr. Thompson is a director and president of the General Partner and may be deemed to share voting and investment power with respect to such shares.

EXECUTIVE COMPENSATION

      SUMMARY COMPENSATION TABLE. The following table provides certain summary information covering compensation paid or accrued during the fiscal years ended December 31, 1997, 1996 and 1995 to the Company's Chief Executive Officer and the other executive officers, whose annual compensation, determined as of the end of the last fiscal year, exceeds $100,000.

                                                                        LONG TERM
                                        ANNUAL COMPENSATION            COMPENSATION
                                       ------------------------------- ------------
                                                                          OPTION  EXERCISE
NAME AND PRINCIPAL POSITION       YEAR   SALARY    BONUS     OTHER        AWARDS    PRICE
---------------------------      ------ --------  --------  ---------  ---------- ---------
Robert E. Cone ...................1997  $185,000      --    $  4,000(1)     --          --
  President and ..................1996  $160,000  $ 10,000      --       150,000  $4.06-5.50
  Chief Executive Officer ........1995  $160,000      --        --          --          --

James H. Brock, Jr ...............1997  $168,333      --        --          --          --
   President - The Rex Group .....1996  $150,000  $ 10,000      --          --          --
                                  1995  $150,000      --        --          --          --

Thomas C. Landreth ...............1997  $132,455  $  7,070  $ 12,000(1)   25,000  $    10.00
   Executive Vice President ......1996  $120,000  $ 24,518  $  4,745(2    30,000  $     4.06
   and President -
   Fastener Manufacturing ........1995  $120,000  $ 54,430  $103,932(2)     --          --
      and Sales Division

Christine A. Smith ...............1997  $111,833      --    $  6,000(1)   25,000  $    10.00
   Vice President and ............1996  $ 95,000  $ 30,000      --        30,000  $     4.06
   Chief Financial Officer .......1995  $ 85,000      --        --        25,000  $     3.31


(1) Fringe benefits.
(2) Additional payments under the terms of the Landreth Engineering Company purchase agreement.

      STOCK COMPENSATION TABLE. The following table provides certain information with respect to options granted to the executive officers during the fiscal year ended December 31, 1997 under the Company's stock option plans:

                                                             INDIVIDUAL GRANTS
                                             -------------------------------------------------
                                             NUMBER OF                                            POTENTIAL REALIZABLE
                                             SHARES OF                                               VALUE AT ASSUMED
                                              COMMON      PERCENT OF                              ANNUAL RATES OF STOCK
                                               STOCK      TOTAL OPTIONS                           PRICE APPRECIATION FOR
                                             UNDERLYING    GRANTED TO                                 OPTION TERMS(3)
                                              OPTIONS      EMPLOYEES   INEXERCISE   EXPIRATION       -----------------
      NAME                                    GRANTED      FISCAL YEAR   PRICE         DATE            5%          10%
      ----                                    -------      -----------   -----         ----            --          ---
Thomas C. Landreth .....................       25,000(1)       11%       $10.00       06/18/07       $157,224    $398,436
  Executive Vice President
  and President - Fastener
  Manufacturing and Sales
  Division

Christine A. Smith .....................       25,000(1)       11%       $10.00       6/18/07       $157,224    $398,436
  Vice President and
  Chief Financial Officer
----------------

(1)   6,250 of these options were fully vested at December 31, 1997.

(2) These calculations are based on the market value of the Common Stock on the date of grant. The market value is calculated by averaging the closing bid and ask price for the stock as quoted by NMS on the date of grant. The exercise price is determined by the same method which is equal to the market value on the date of grant.

      OPTION EXERCISES AND YEAR END VALUES

      The following table sets forth information with respect to the unexercised options to purchase shares of Common Stock which were granted to the executive officers in 1997 or prior years under the Company's stock option plans. During the fiscal year ended December 31, 1997, Robert Cone exercised options for 50,000 shares at $2.375 per share and options for 32,000 shares at $3.125 per share, James Brock exercised options for 32,000 shares at $3.125 per share and Thomas C. Landreth exercised options for 10,000 shares at $4.06 per share under the Company's stock option plans.

                    NUMBER OF SECURITIES UNDERLYING  VALUE OF UNEXERCISED
                           UNEXERCISED OPTIONS      IN-THE-MONEY OPTIONS AT
                         HELD AT FISCAL YEAR END           YEAR END(1)
                       -------------------------- ---------------------------
                       EXERCISABLE  UNEXERCISABLE EXERCISABLE   UNEXERCISABLE
                       -----------  ------------- ------------  -------------

Robert E. Cone .......     133,000     50,000     $1,080,053     $343,750

James H. Brock, Jr ...      33,000       --       $  305,250         --

Thomas C. Landreth ...       6,250     28,750     $   14,844     $127,651

Christine A. Smith ...      51,250     28,750     $  407,709     $127,651


(1) Represents the difference between the average of the closing bid and ask price for the Common Stock as quoted by NMS on December 31, 1997 and any lesser exercise price.

                                 PLAN BENEFITS

      The following table provides information concerning options granted under the Company's Employee Plan and Director Plan during 1997:

              NAME AND POSITION                OPTIONS GRANTED   EXERCISE PRICE
              -----------------                ---------------   --------------

EMPLOYEE PLAN:

Thomas C. Landreth, Executive Vice President .....   25,000         $10.00
Christine A. Smith, Vice President and Chief
     Financial Officer ...........................   25,000         $10.00

Executive Officers as a group (4 persons) ........   50,000         $10.00

All employees who are not officers as a group ....  178,750      $ 9.50-10.00

DIRECTOR PLAN:

John Thompson ....................................    5,000         $12.50
James W. Kenney, Director ........................    5,000         $11.38
John P. Madden, Director .........................    5,000         $11.38
Barbara S. Shuler, Secretary and Director ........    5,000         $11.38
Charles J. Anderson, Director ....................    5,000         $11.38

All non-employee directors as a group ............   25,000      $11.38-12.50

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

      For the fiscal year ended December 31, 1997, Messrs. Madden, Thompson and Kenny served on the Compensation Committee of the Board of Directors. No member of the Compensation Committee has served as an officer of the Company.

EMPLOYMENT AGREEMENTS

      Effective July 1, 1991, the Company entered into employment agreements with Messrs. Cone and Brock, which agreements were subsequently amended and extended. Mr. Cone's amended employment agreement provides for a 1997 base salary of $185,000 and a base salary of $200,000 for 1998 through 2000. Mr. Brock's amended employment agreement provides for a 1997 base salary of $170,000, a 1998 base salary of $180,000 and a base salary of $150,000 for 1999 and 2000.

PERFORMANCE GRAPH

      The following performance graph compares the performance of the Company's Common Stock to the National Association of Securities Dealers Automated Quotation System Composite Index and to the Index of Non-Financial Companies. The graph covers the period from January 16, 1992 (the date on which the Company's Common Stock was registered under Section 12(g) of the Securities Exchange Act of 1934, as amended) to December 31, 1997.

                            NASDAQ            NASDAQ
                          STOCK MKT.       NON-FINANCIAL        IHII
                          ----------       -------------        ----

Jan. 16, 1992              100.000           100.000          100.000
Jan. 31, 1992               99.602            99.483           89.189
Dec. 31, 1992              110.567           103.898           86.486
Dec. 31, 1993              126.925           119.966           89.189
Dec. 31, 1994              124.070           114.970           77.038
Dec. 31, 1995              175.321           158.082           89.189
Dec. 31, 1996              215.803           195.424          240.541
Dec. 31, 1997              264.933           229.521          267.568

BOARD COMPENSATION COMMITTEE REPORT

      The Compensation Committee of the Board of Directors has furnished the following report on executive compensation for 1997:

      Under the supervision of the Committee, the Company has developed and implemented compensation policies, plans and programs designed to enhance the profitability of the Company, and therefore shareholder value, by aligning closely the financial interests of the Company's senior executives with those of its shareholders. The Committee has adopted the following objectives as guidelines for making its compensation decisions:

      - Provide a competitive total compensation package that enables the Company to attract and retain key executives.

      - Integrate all compensation programs with the Company's annual and long-term business objectives and strategy and focus executive behavior on the fulfillment of those objectives.

      - Provide variable compensation opportunities that are directly linked to the performance of the Company and that align executive remuneration with the interests of shareholders.

      Executive base compensation for senior executives is intended to be competitive with that paid in comparably situated industries and to provide a reasonable degree of financial security and flexibility to those individuals who the Board of Directors regards as adequately performing the duties associated with the various senior executive positions. In furtherance of this objective, the Committee periodically, though not necessarily annually, reviews the salary levels of a sampling of companies that are regarded by the Committee as having sufficiently similar financial and operational characteristics to provide a reasonable basis for comparison. Although the Committee does not attempt to specifically tie executive base pay to that offered by any particular sampling of companies, the review provides a useful gauge in administering the Company's base compensation policy. In general, however, the Committee considers the credentials, length of service, experience, and consistent performance of each individual senior executive when setting compensation levels.

      To ensure retention of qualified management, the Company has entered into employment agreements with its key management personnel. The employment agreements establish annual base salary amounts that the Committee may increase based on the foregoing criteria. Pursuant to his employment agreement the annual base salary of the Chief Executive Officer was increased from $175,000 in 1996 to $185,000 in 1997. See " -- Employment Agreements."

      The Plan is intended to provide key employees, including the Chief Executive Officer and other executive officers of the Company and its subsidiaries, with a continuing proprietary interest in the Company, with a view to increasing the interest in the Company's welfare of those personnel who share the primary responsibility for the management and growth of the Company. Moreover, the Plan provides a significant non-cash form of compensation that is intended to benefit the Company by enabling it to continue to attract and to retain qualified personnel.

      The Compensation Committee is authorized to make incentive equity awards ("Incentive Awards") under the Plan to key employees, including officers (whether or not they are also directors), of the Company and its subsidiaries. Although the Incentive Awards are not based on any one criterion, the Committee will direct particular attention to management's ability to implement the Company's strategy of geographic expansion through acquisition followed by successful integration and assimilation of the acquired companies. In making Incentive Awards, the Committee will also consider margin improvements achieved through management's realization of operational efficiencies, as well as revenue and earnings growth. During 1997 no stock options were awarded to Mr. Cone.

                          1997 COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS
                             John P. Madden, Chair
                                  James Kenny
                                 John Thompson

CERTAIN TRANSACTIONS

      The Company enters into transactions with related parties only with the approval of a majority of the independent and disinterested directors and only on terms the Company believes to be comparable to or better than those that would be available from unaffiliated parties. In the Company's view, all of the transactions described below meet that standard.

      In connection with the purchase of Landreth Engineering Co. ("Landreth") in 1992, the Company entered into a lease agreement with Scranton Acres, a general partnership of which Mr. Tom Landreth is a partner, for the Landreth facility. The lease expire in 2002. Rental payments are $106,800 annually.

      In 1997, the Company paid St. James Capital Corp. ("St. James Capital"), $200,000 in investment advisory fees in connection with the acquisition of LSS-Lone Star-Houston, Inc. Mr. John Thompson, a director of the Company since February 1997, is also a director and President of St. James Capital. St. James Capital serves as General Partner of St. James Capital Partners, L.P. ("St. James").

                             COST OF SOLICITATION

      The Company will bear the costs of the solicitation of proxies from its shareholders. In addition to the use of mail, proxies may be solicited by directors, officers and regular employees of the Company in person or by telephone or other means of communication. The directors, officers and employees of the Company will not be compensated additionally for such solicitation but may be reimbursed for out-of-pocket expenses in connection with the solicitation. The Company is also making arrangements with brokerage houses and other custodians, nominees and fiduciaries for the delivery of solicitation material to the beneficial owners of Common Stock and the Company will reimburse the brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in connection with such services.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes of ownership with the Commission. Officers, directors and greater than 10% shareholders are required to furnish the Company with copies of all
Section 16(a) reports they file. Based solely on its review of the forms received by it, the Company believes that during the year ended December 31, 1997 all filing requirements applicable to the Company's officers, directors and greater than 10% shareholders were met.

                             SHAREHOLDER PROPOSALS

      Proposals by shareholders intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting not later than January 20, 1999.

                                 OTHER MATTERS

      The annual report to shareholders covering the fiscal year ended December 31, 1997 has been mailed to each shareholder entitled to vote at the Annual Meeting.

      Deloitte & Touche LLP, the Company's independent accountant for the fiscal year ended December 31, 1997, is not expected to be present at the Annual Meeting.

      Management is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed proxy form to vote in accordance with their best judgment on such other matters.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    ROBERT E. CONE
                                    Chairman of the Board

May 1, 1998

                                                                     EXHIBIT A

                           INDUSTRIAL HOLDINGS, INC.
                              1998 INCENTIVE PLAN

                         (AS EFFECTIVE MARCH 17, 1998)

                               TABLE OF CONTENTS

                                                                          PAGE

SECTION 1.    GENERAL PROVISIONS RELATING TO PLAN GOVERNANCE,
              COVERAGE AND BENEFITS..........................................1

      1.1     Purpose........................................................1
      1.2     Definitions....................................................2
              (a)   Appreciation.............................................2
              (b)   Authorized Officer.......................................2
              (c)   Board....................................................2
              (d)   Cause....................................................2
              (e)   Change in Control........................................2
              (f)   Code.....................................................2
              (g)   Committee................................................2
              (h)   Common Stock.............................................3
              (i)   Company..................................................3
              (j)   Consultant...............................................3
              (k)   Covered Employee.........................................3
              (l)   Deferred Stock...........................................3
              (m)   Disability...............................................3
              (n)   Employee.................................................4
              (o)   Employment...............................................4
              (p)   Exchange Act.............................................4
              (q)   Fair Market Value........................................4
              (r)   Grantee..................................................5
              (s)   Incentive Award..........................................5
              (t)   Incentive Agreement......................................5
              (u)   Incentive Stock Option...................................5
              (v)   Independent SAR..........................................5
              (w)   Insider..................................................5
              (x)   Nonstatutory Stock Option................................5
              (y)   Option Price.............................................6
              (z)   Other Stock-Based Award..................................6
              (aa)  Outside Director.........................................6
              (bb)  Parent...................................................6
              (cc)  Performance-Based Exception..............................6
              (dd)  Performance Period.......................................6
              (ee)  Performance Share or Performance Unit....................6
              (ff)  Plan.....................................................6
              (gg)  Publicly Held Corporation................................6
              (hh)  Restricted Stock.........................................6
              (ii)  Restricted Stock Award...................................6

              (jj)  Restriction Period.......................................6
              (kk)  Retirement...............................................7
              (ll)  Share....................................................7
              (mm)  Share Pool...............................................7
              (nn)  Spread...................................................7
              (oo)  Stock Appreciation Right or SAR..........................7
              (pp)  Stock Option or Option...................................7
              (qq)  Subsidiary...............................................7
              (rr)  Supplemental Payment.....................................7
              (ss)  Tandem SAR...............................................7
      1.3     Plan Administration............................................7
              (a)   Authority of the Committee...............................7
              (b)   Meetings.................................................8
              (c)   Decisions Binding........................................8
              (d)   Modification of Outstanding Incentive Awards.............8
              (e)   Delegation of Authority..................................8
              (f)   Expenses of Committee....................................9
              (g)   Surrender of Previous Incentive Awards...................9
              (h)   Indemnification..........................................9
      1.4     Shares of Common Stock Available for Incentive Awards..........9
      1.5     Share Pool Adjustments for Awards and Payouts.................11
      1.6     Common Stock Available.  .....................................11
      1.7     Participation.................................................11
              (a)   Eligibility.............................................11
              (b)   Incentive Stock Option Eligibility......................12

      1.8     Types of Incentive Awards.....................................12

SECTION 2.    STOCK OPTIONS AND STOCK APPRECIATION RIGHTS...................12
      2.1     Grant of Stock Options........................................12
      2.2     Stock Option Terms............................................13

              (a)   Written Agreement.......................................13
              (b)   Number of Shares........................................13
              (c)   Exercise Price..........................................13
              (d)   Term....................................................13
              (e)   Exercise................................................13
              (f)   $100,000 Annual Limit on Incentive Stock Options........13
      2.3     Stock Option Exercises........................................14
              (a)   Method of Exercise and Payment..........................14
              (b)   Restrictions on Share Transferability...................15
              (c)   Notification of Disqualifying Disposition of Shares
                    from Incentive Stock Options............................15
              (d)   Proceeds of Option Exercise.............................15

      2.4     Stock Appreciation Rights in Tandem with Nonstatutory
              Stock Options.................................................16
              (a)   Grant...................................................16
              (b)   General Provisions......................................16
              (c)   Exercise................................................16
              (d)   Settlement..............................................16
      2.5     Stock Appreciation Rights Independent of Nonstatutory
              Stock Options.................................................16
              (a)   Grant...................................................16
              (b)   General Provisions......................................16
              (c)   Exercise................................................17
              (d)   SETTLEMENT..............................................17
                    ----------
      2.6     Reload Options................................................17
      2.7     Supplemental Payment on Exercise of Nonstatutory Stock
              Options or Stock Appreciation Rights..........................17

SECTION 3.    RESTRICTED STOCK..............................................18
      3.1     Award of Restricted Stock.....................................18

              (a)   Grant...................................................18
              (b)   Immediate Transfer Without Immediate Delivery
                    of Restricted Stock.....................................18

      3.2     Restrictions..................................................19
              (a)   Forfeiture of Restricted Stock..........................19
              (b)   Issuance of Certificates................................19
              (c)   Removal of Restrictions.................................19
      3.3     Delivery of Shares of Common Stock............................20
      3.4     Supplemental Payment on Vesting of Restricted Stock...........20

SECTION 4.    PERFORMANCE UNITS AND PERFORMANCE SHARES......................20
      4.1     Performance Based Awards......................................20

              (a)   Grant...................................................20
              (b)   Performance Criteria....................................20
              (c)   Modification............................................21
              (d)   Payment.................................................21
              (e)   Special Rule for Covered Employees......................21
      4.2     Supplemental Payment on Vesting of Performance Units
              or Performance Shares.........................................21

SECTION 5.    OTHER STOCK-BASED AWARDS......................................22
      5.1     Grant of Other Stock-Based Awards.............................22
      5.2     Other Stock-Based Award Terms.................................22

              (a)   Written Agreement.......................................22
              (b)   Purchase Price..........................................22
              (c)   Performance Criteria and Other Terms....................22
              (d)   Payment.................................................23
              (e)   Dividends...............................................23

SECTION 6.    PROVISIONS RELATING TO PLAN PARTICIPATION.....................23
      6.1     Plan Conditions...............................................23

              (a)   Incentive Agreement.....................................23
              (b)   No Right to Employment..................................24
              (c)   Securities Requirements.................................24

      6.2     Transferability...............................................24
              (a)   Non-Transferable Awards and Options.....................24
              (b)   Ability to Exercise Rights..............................25
      6.3     Rights as a Stockholder.......................................25
              (a)   No Stockholder Rights...................................25
              (b)   Representation of Ownership.............................25
      6.4     Listing and Registration of Shares of Common Stock............25
      6.5     Change in Stock and Adjustments...............................26
              (a)   Changes in Law or Circumstances.........................26
              (b)   Exercise of Corporate Powers............................26
              (c)   Recapitalization of the Company.........................26
              (d)   Reorganization of the Company...........................27
              (e)   Issue of Common Stock by the Company....................27
              (f)   Acquisition of the Company..............................27
              (g)   Assumption of Outstanding Incentive Awards
                    under the Plan..........................................28
              (h)   Assumption of Incentive Awards by a Successor...........28
      6.6     Termination of Employment, Death, Disability and Retirement...29
              (a)   Termination of Employment...............................29
              (b)   Termination of Employment for Cause.....................29
              (c)   Retirement..............................................29
              (d)   Disability or Death.....................................29
              (e)   Continuation of Incentive Award.........................30
      6.7     Change in Control.............................................30
      6.8     Exchange of Incentive Awards..................................32
      6.9     Financing.....................................................32

SECTION 7.    GENERAL.......................................................33
      7.1     Effective Date and Grant Period...............................33
      7.2     Funding and Liability of Company..............................33
      7.3     Withholding Taxes.............................................33
              (a)   Tax Withholding.........................................33
              (b)   Share Withholding.......................................34
              (c)   Incentive Stock Options.................................34
              (d)   Loans...................................................34
      7.4     No Guarantee of Tax Consequences..............................34
      7.5     Designation of Beneficiary by Participant.....................34
      7.6     Deferrals.....................................................35
      7.7     Amendment and Termination.....................................35

      7.8     Requirements of Law...........................................36
      7.9     Rule 16b-3 Securities Law Compliance..........................36
      7.10    Compliance with Code Section 162(m)...........................36
      7.11    Successors....................................................36
      7.12    Miscellaneous Provisions......................................37
      7.13    Severability..................................................37
      7.14    Gender, Tense and Headings....................................37
      7.15    Governing Law.................................................37

                           INDUSTRIAL HOLDINGS, INC.
                              1998 INCENTIVE PLAN

                                  SECTION 1.

                        GENERAL PROVISIONS RELATING TO
                    PLAN GOVERNANCE, COVERAGE AND BENEFITS

1.1   PURPOSE

      The purpose of the Plan is to foster and promote the long-term financial success of Industrial Holdings, Inc. (the "Company") and its Subsidiaries and to increase stockholder value by: (a) encouraging the commitment of selected key Employees, Consultants and Outside Directors, (b) motivating superior performance of key Employees, Consultants and Outside Directors by means of long-term performance related incentives, (c) encouraging and providing key Employees, Consultants and Outside Directors with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company's stockholders, (d) attracting and retaining key Employees, Consultants and Outside Directors by providing competitive incentive compensation opportunities, and (e) enabling key Employees, Consultants and Outside Directors to share in the long-term growth and success of the Company.

      The Plan provides for payment of various forms of incentive compensation and it is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA). The Plan shall be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.

      Subject to approval by the Company's stockholders pursuant to SECTION 7.1, the Plan shall become effective as of March 17, 1998 (the "EFFECTIVE DATE"). The Plan shall commence on the Effective Date, and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to
SECTION 7.7, until all Shares subject to the Plan have been purchased or acquired according to its provisions. However, in no event may an Incentive Award be granted under the Plan after the expiration of ten (10) years from the Effective Date. Any Incentive Award granted prior to the Effective Date shall be subject to the subsequent receipt of stockholder approval of the Plan pursuant to SECTION 7.1.

1.2   DEFINITIONS

      The following terms shall have the meanings set forth below:

            (a) APPRECIATION. The difference between the option exercise price per share of the Nonstatutory Stock Option to which a Tandem SAR relates and the Fair Market Value of a share of Common Stock on the date of exercise of the Tandem SAR.

            (b) AUTHORIZED OFFICER. The Chairman of the Board or the Chief Executive Officer of the Company or any other senior officer of the Company to whom either of them delegate the authority to execute any Incentive Agreement for and on behalf of the Company. No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself.

            (c) BOARD. The Board of Directors of the Company.

            (d) CAUSE. When used in connection with the termination of a Grantee's Employment, shall mean the termination of the Grantee's Employment by the Company by reason of (i) the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony; (ii) the proven commission by the Grantee of an act of fraud upon the Company; (iii) the willful and proven misappropriation of any funds or property of the Company by the Grantee; (iv) the willful, continued and unreasonable failure by the Grantee to perform the material duties assigned to him; (v) the knowing engagement by the Grantee in any direct, material conflict of interest with the Company without compliance with the Company's conflict of interest policy, if any, then in effect; or (vi) the knowing engagement by the Grantee, without the written approval of the Board, in any activity which competes with the business of the Company or which would result in a material injury to the business, reputation or goodwill of the Company.

            (e) CHANGE IN CONTROL. Any of the events described in and subject to
      SECTION 6.7.

            (f) CODE. The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.

            (g) COMMITTEE. A committee appointed by the Board consisting of not less than two directors as appointed by the Board to administer the Plan. However, if the Company is a Publicly Held Corporation, the Plan shall be administered by a committee appointed by the Board consisting of not less than two directors who fulfill the "non-employee director" requirements of Rule 16b-3 under the Exchange Act and the "outside director" requirements of Section 162(m) of the Code. In either case, the Committee may be the Compensation Committee of the Board, or any subcommittee of the Compensation Committee, provided that the members of the Committee satisfy the requirements of the previous provisions of this paragraph. The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.

            Notwithstanding the preceding paragraph, the term "Committee" as used in the Plan with respect to any Incentive Award for an Outside Director shall refer to the Board. In the case of an Incentive Award for an Outside Director, the Board shall have all the powers and responsibilities of the Committee hereunder as to such Incentive Award, and any actions as to such Incentive Award may be acted upon only by the Board (unless it otherwise designates in its discretion). When the Board exercises its authority to act in the capacity as the Committee hereunder with respect to an Incentive Award for an Outside Director, it shall so designate with respect to any action that it undertakes in its capacity as the Committee.

            (h) COMMON STOCK. The common stock of the Company, $.01 par value per share, and any class of common stock into which such common shares may hereafter be converted, reclassified or recapitalized.

            (i) COMPANY. Industrial Holdings, Inc., a corporation organized under the laws of the State of Texas, and any successor in interest thereto.

            (j) CONSULTANT. An independent agent, consultant, attorney, an individual who has agreed to become an Employee, or any other individual who is not an Outside Director or employee of the Company (or any Parent or Subsidiary) and who, in the opinion of the Committee, is in a position to contribute materially to the growth or financial success of the Company (or any Parent or Subsidiary).

            (k) COVERED EMPLOYEE. Only if the Company is a Publicly Held Corporation, a named executive officer who is one of the group of covered employees as defined in Section 162(m) of the Code and Treasury Regulation ss. 1.162-27(c) (or its successor).

            (l) DEFERRED STOCK. Shares of Common Stock to be issued or transferred to a Grantee under an Other Stock-Based Award granted pursuant to SECTION 5 at the end of a specified deferral period, as set forth in the Incentive Agreement pertaining thereto.

            (m) DISABILITY. As determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Employee that would entitle him to payment of disability income payments under the Company's long term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Grantee is not covered, for whatever reason, under the Company's long-term disability insurance policy or plan, "Disability" means a permanent and total disability as defined in Section 22(e)(3) of the Code. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Grantee shall submit to an examination by such physician upon request.

            (n) EMPLOYEE. Any employee of the Company (or any Parent or Subsidiary) within the meaning of Section 3401(c) of the Code who, in the opinion of the Committee, is one of a select group of executive officers, other officers, or other key personnel of the Company (or any Parent or Subsidiary), who is in a position to contribute materially to the growth and development and to the financial success of the Company (or any Parent or Subsidiary), including, without limitation, officers who are members of the Board.

            (o) EMPLOYMENT. Employment by the Company (or any Parent or Subsidiary), or by any corporation issuing or assuming an Incentive Award in any transaction described in Section 424(a) of the Code, or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code. In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, health, or government service, or during military leave for any period (if the Grantee returns to active Employment within 90 days after the termination of military leave), or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or agreement. Whether an authorized leave of absence shall constitute termination of Employment hereunder shall be determined by the Committee in its discretion.

            Unless otherwise provided in the Incentive Agreement, the term "Employment" for purposes of the Plan will also include compensatory services performed by a Consultant for the Company (or any Parent or Subsidiary) as well as membership on the Board by an Outside Director.

            (p) EXCHANGE ACT. The Securities Exchange Act of 1934, as amended.

            (q) FAIR MARKET VALUE. If the Company is a Publicly Held Corporation, the Fair Market Value of one share of Common Stock on the date in question is deemed to be (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which Shares are then listed or admitted to trading, or (ii) if not so reported, the average of the closing bid and asked prices for a Share on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a Share as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported.

            If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee in its discretion exercised in good faith. In this respect, the Committee may rely on such financial data, valuations or experts as it deems advisable under the circumstances.

            (r) GRANTEE. Any Employee, Consultant or Outside Director who is granted an Incentive Award under the Plan.

            (s) INCENTIVE AWARD. A grant of an award under the Plan to a Grantee, including any Nonstatutory Stock Option, Incentive Stock Option, Reload Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit, Performance Share, or Other Stock-Based Award, as well as any Supplemental Payment.

            (t) INCENTIVE AGREEMENT. The written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in SECTION 6.1(A).

            (u) INCENTIVE STOCK OPTION. A Stock Option granted by the Committee to an Employee under SECTION 2 which is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Section 422 of the Code.

            (v) INDEPENDENT SAR. A Stock Appreciation Right described in SECTION 2.5.

            (w) INSIDER. To the extent that the Company is a Publicly Held Corporation, an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

            (x) NONSTATUTORY STOCK OPTION. A Stock Option granted by the Committee to a Grantee under SECTION 2 which is not designated by the Committee as an Incentive Stock Option.

            (y) OPTION PRICE. The exercise price at which a Share may be purchased by the Grantee of a Stock Option.

            (z) OTHER STOCK-BASED AWARD. An award granted by the Committee to a Grantee under SECTION 5.1 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

            (aa) OUTSIDE DIRECTOR. A member of the Board who is not, at the time of grant of an Incentive Award, an employee of the Company or any Parent or Subsidiary.

            (bb) PARENT. Any corporation (whether now or hereafter existing) which constitutes a "parent" of the Company, as defined in Section 424(e) of the Code.

            (cc) PERFORMANCE-BASED EXCEPTION. To the extent that the Company is a Publicly Held Corporation, the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code, as prescribed in Code ss. 162(m) and Treasury Regulation ss. 1.162-27(e) (or its successor).

            (dd) PERFORMANCE PERIOD. A period of time determined by the Committee over which performance is measured for the purpose of determining a Grantee's right to and the payment value of any Performance Unit, Performance Share or Other Stock-Based Award.

            (ee) PERFORMANCE SHARE OR PERFORMANCE UNIT. An Incentive Award representing a contingent right to receive cash or shares of Common Stock (which may be Restricted Stock) at the end of a Performance Period and which, in the case of Performance Shares, is denominated in Common Stock, and, in the case of Performance Units, is denominated in cash values.

            (ff) PLAN. The Industrial Holdings, Inc. 1998 Incentive Plan as set forth herein and as it may be amended from time to time.

            (gg) PUBLICLY HELD CORPORATION. A corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.

            (hh) RESTRICTED STOCK. Shares of Common Stock issued or transferred to a Grantee pursuant to SECTION 3.

            (ii) RESTRICTED STOCK AWARD. An authorization by the Committee to issue or transfer Restricted Stock to a Grantee.

            (jj) RESTRICTION PERIOD. The period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of Restricted Stock by the Grantee is restricted.

            (kk) RETIREMENT. The voluntary termination of Employment from the Company or any Parent or Subsidiary constituting retirement for age on any date after the Employee attains the normal retirement age of 65 years, or such other age as may be designated by the Committee in the Employee's Incentive Agreement..

            (ll)  SHARE.  A share of the Common Stock of the Company.

            (mm) SHARE POOL. The number of shares authorized for issuance under
      SECTION 1.4, as adjusted for awards and payouts under SECTION 1.5 and as adjusted for changes in corporate capitalization under SECTION 6.5.

            (nn) SPREAD. The difference between the exercise price per Share specified in any Independent SAR grant and the Fair Market Value of a Share on the date of exercise of the Independent SAR.

            (oo) STOCK APPRECIATION RIGHT OR SAR. A Tandem SAR described in
      SECTION 2.4 or an Independent SAR described in SECTION 2.5.

            (pp) STOCK OPTION OR OPTION. Pursuant to SECTION 2, (i) an Incentive Stock Option granted to an Employee, or (ii) a Nonstatutory Stock Option granted to an Employee, Consultant or Outside Director, whereunder such option the Grantee has the right to purchase Shares of Common Stock. In accordance with Section 422 of the Code, no Consultant or Outside Director shall be granted an Incentive Stock Option.

            (qq) SUBSIDIARY. Any corporation (whether now or hereafter existing) which constitutes a "subsidiary" of the Company, as defined in Section 424(f) of the Code.

            (rr) SUPPLEMENTAL PAYMENT. Any amount, as described in SECTIONS 2.7, 3.4, OR 4.2, dedicated to payment of income taxes that are payable by the Grantee on an Incentive Award.

            (ss) TANDEM SAR. A Stock Appreciation Right that is granted in connection with a related Stock Option pursuant to SECTION 2.4, the exercise of which shall require forfeiture of the right to purchase a Share under the related Stock Option (and when a Share is purchased under the Stock Option, the Tandem SAR shall similarly be canceled).

1.3   PLAN ADMINISTRATION

            (a) AUTHORITY OF THE COMMITTEE. Except as may be limited by law and subject to the provisions herein, the Committee shall have full power to
      (i) select Grantees who shall participate in the Plan; (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan's administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.

            The Committee may also grant an Incentive Award to an individual who it expects to become an Employee within the next six months, with such Incentive Award being subject to such individual actually becoming an Employee within such time period, and subject to such other terms and conditions as may be established by the Committee in its discretion.

            (b) MEETINGS. The Committee shall designate a chairman from among its members who shall preside at all of its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members. The Committee may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Committee.

            (c) DECISIONS BINDING. All determinations and decisions made by the Committee shall be made in its discretion pursuant to the provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, its shareholders, Employees, Grantees, and their estates and beneficiaries. The Committee's decisions and determinations with respect to any Incentive Award need not be uniform and may be made selectively among Incentive Awards and Grantees, whether or not such Incentive Awards are similar or such Grantees are similarly situated.

            (d) MODIFICATION OF OUTSTANDING INCENTIVE AWARDS. Subject to the stockholder approval requirements of SECTION 7.7 if applicable, the Committee may, in its discretion, provide for the extension of the exercise period of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award, eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that is either (i) not adverse to the Grantee to whom such Incentive Award was granted or (ii) consented to by such Grantee.

            (e) DELEGATION OF AUTHORITY. The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties under this Plan pursuant to such conditions or limitations as the Committee may establish from time to time, except that, if the Company is a Publicly Held Corporation, the Committee may not delegate to any person the authority to (i) grant Incentive Awards, or (ii) take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act or the Performance-Based Exception under Section 162(m) of the Code.

            (f) EXPENSES OF COMMITTEE. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

            (g) SURRENDER OF PREVIOUS INCENTIVE AWARDS. The Committee may, in its absolute discretion, grant Incentive Awards to Grantees on the condition that such Grantees surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee directs. Incentive Awards granted on the condition precedent of surrender of outstanding Incentive Awards shall not count against the limits set forth in SECTION
      1.4 until such time as such previous Incentive Awards are surrendered and cancelled.

            (h) INDEMNIFICATION. Each person who is or was a member of the Committee, or of the Board, shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan, except for any such act or omission constituting willful misconduct or gross negligence. Such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

1.4   SHARES OF COMMON STOCK AVAILABLE FOR INCENTIVE AWARDS

      Subject to adjustment under SECTION 6.5, there shall be available for Incentive Awards under this Plan granted wholly or partly in Common Stock (including rights or Options that may be exercised for or settled in Common Stock) an aggregate of the greater of (a) One Million Five Hundred Thousand (1,500,000) Shares of Common Stock or (b) fifteen percent (15%) of the number of Shares issued and outstanding on the last day of each fiscal quarter of the Company. No more than 500,000 Shares shall be available for Incentive Awards granted to Outside Directors. No more than 1,500,000 Shares of Common Stock shall be available for Incentive Awards of Incentive Stock Options.

      The number of Shares of Common Stock that are the subject of Incentive Awards under this Plan, that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again immediately become available for Incentive Awards hereunder. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that Shares are available for issuance pursuant to Incentive Awards.

      If the Company is a Publicly Held Corporation, then unless and until the Committee determines that a particular Incentive Award granted to a Covered Employee is not intended to comply with the Performance-Based Exception, the following rules shall apply to grants of Incentive Awards to Covered Employees:

            (a) Subject to adjustment as provided in SECTION 6.5, the maximum aggregate number of Shares of Common Stock (including Stock Options, SARs, Restricted Stock, Performance Units and Performance Shares paid out in Shares, or Other Stock-Based Awards paid out in Shares) that may be granted or that may vest, as applicable, in any calendar year pursuant to any Incentive Award held by any individual Covered Employee shall be One Million (1,000,000) Shares.

            (b) The maximum aggregate cash payout (including SARs, Performance Units and Performance Shares paid out in cash, or Other Stock-Based Awards paid out in cash) with respect to Incentive Awards granted in any calendar year which may be made to any Covered Employee shall be Five Million dollars ($5,000,000).

            (c) With respect to any Stock Option or Stock Appreciation Right granted to a Covered Employee that is canceled or repriced, the number of Shares subject to such Stock Option or Stock Appreciation Right shall continue to count against the maximum number of Shares that may be the subject of Stock Options or Stock Appreciation Rights granted to such Covered Employee hereunder and, in this regard, such maximum number shall be determined in accordance with Section 162(m) of the Code.

            (d) The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.

1.5   SHARE POOL ADJUSTMENTS FOR AWARDS AND PAYOUTS.

      The following Incentive Awards and payouts shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

            (a)   Stock Option;

            (b)   SAR (except a Tandem SAR);

            (c)   Restricted Stock;

            (d)   A payout of a Performance Share in Shares;

            (e)   A payout of a Performance Unit in Shares; and

            (f) A payout of an Other Stock-Based Award in Shares.

      The following transactions shall restore, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

            (a) A Payout of an SAR, Tandem SAR, Restricted Stock Award, or Other Stock-Based Award in the form of cash;

            (b) A cancellation, termination, expiration, forfeiture, or lapse for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Stock Option, or the termination of a related Stock Option upon exercise of the corresponding Tandem SAR) of any Shares subject to an Incentive Award; and

            (c) Payment of an Option Price with previously acquired Shares or by withholding Shares which otherwise would be acquired on exercise (i.e., the Share Pool shall be increased by the number of Shares turned in or withheld as payment of the Option Price).

1.6   COMMON STOCK AVAILABLE.

      The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued shares, or (c) shares to be purchased or acquired by the Company. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.

1.7   PARTICIPATION

            (a) ELIGIBILITY. The Committee shall from time to time designate those Employees, Consultants and/or Outside Directors, if any, to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares, Stock Options, rights or units, as the case may be, which shall be granted to each such person, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent consistent with the provisions of the Plan. A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.

            (b) INCENTIVE STOCK OPTION ELIGIBILITY. No Consultant or Outside Director shall be eligible for the grant of any Incentive Stock Option. In addition, no Employee shall be eligible for the grant of any Incentive Stock Option who owns or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary. This restriction does not apply if, at the time such Incentive Stock Option is granted, the Incentive Stock Option exercise price is at least one hundred and ten percent (110%) of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. For the purpose of the immediately preceding sentence, the attribution rules of Section 424(d) of the Code shall apply for the purpose of determining an Employee's percentage ownership in the Company or any Parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Section 422 of the Code.

1.8   TYPES OF INCENTIVE AWARDS

      The types of Incentive Awards under the Plan are Stock Options, Stock Appreciation Rights and Supplemental Payments as described in SECTION 2, Restricted Stock and Supplemental Payments as described in SECTION 3, Performance Units, Performance Shares and Supplemental Payments as described in
SECTION 4, Other Stock-Based Awards and Supplemental Payments as described in
SECTION 5, or any combination of the foregoing.

                                  SECTION 2.

                  STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1   GRANT OF STOCK OPTIONS

      The Committee is authorized to grant (a) Nonstatutory Stock Options to Employees, Consultants and/or Outside Directors and (b) Incentive Stock Options to Employees only, in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion. Successive grants may be made to the same Grantee whether or not any Stock Option previously granted to such person remains unexercised.

2.2   STOCK OPTION TERMS

            (a) WRITTEN AGREEMENT. Each grant of an Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee's Employment. Such provisions shall be determined in the discretion of the Committee, shall be included in the Grantee's Incentive Agreement, need not be uniform among all Stock Options issued pursuant to the Plan.

            (b) NUMBER OF SHARES. Each Stock Option shall specify the number of Shares of Common Stock to which it pertains.

            (c) EXERCISE PRICE. The exercise price per Share of Common Stock under each Stock Option shall be determined by the Committee; provided, however, that in the case of an Incentive Stock Option, such exercise price shall not be less than 100% of the Fair Market Value per Share on the date the Incentive Stock Option is granted. To the extent that the Company is a Publicly Held Corporation and the Stock Option is intended to qualify for the Performance-Based Exception, the exercise price shall not be less than 100% of the Fair Market Value per Share on the date the Stock Option is granted. Each Stock Option shall specify the method of exercise which shall be consistent with the requirements of SECTION 2.3(A).

            (d) TERM. In the Incentive Agreement, the Committee shall fix the term of each Stock Option which shall be not more than ten (10) years from the date of grant. In the event no term is fixed, such term shall be ten
      (10) years from the date of grant.

            (e) EXERCISE. The Committee shall determine the time or times at which a Stock Option may be exercised in whole or in part. Each Stock Option may specify the required period of continuous Employment and/or the performance objectives to be achieved before the Stock Option or portion thereof will become exercisable. Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated performance objectives, may specify a minimum level of achievement in respect of the specified performance objectives below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the performance objectives. All such terms and conditions shall be set forth in the Incentive Agreement.

            (f) $100,000 ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS. Notwithstanding any contrary provision in the Plan, to the extent that the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Grantee during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or Parent) exceeds the sum of $100,000, such Incentive Stock Option shall be treated as a Nonstatutory Stock Option to the extent in excess of the $100,000 limit, and not an Incentive Stock Option, but all other terms and provisions of such Stock Option shall remain unchanged. This paragraph shall be applied by taking Incentive Stock Options into account in the order in which they are granted and shall be construed in accordance with Section 422(d) of the Code. In the absence of such regulations or other authority, or if such regulations or other authority require or permit a designation of the Options which shall cease to constitute Incentive Stock Options, then Incentive Stock Options, only to the extent of such excess and in the order in which they were granted, shall automatically be deemed to be Nonstatutory Stock Options but all other terms and conditions of such Incentive Stock Options, and the corresponding Incentive Agreement, shall remain unchanged.

2.3   STOCK OPTION EXERCISES

            (a) METHOD OF EXERCISE AND PAYMENT. Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company as of a date set by the Company in advance of the effective date of the proposed exercise. The notice shall set forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

            The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent, or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held for at least six (6) months prior to their tender to satisfy the Option Price), or (iii) subject to prior approval by the Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and (iii) above. Any payment in Shares of Common Stock shall be effected by the delivery of such Shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents as the Secretary shall require from time to time.

            The Committee, in its discretion, also may allow (i) "cashless exercise" as permitted under Federal Reserve Board's Regulation T, 12 CFR
      Part 220 (or its successor), and subject to applicable securities law restrictions and tax withholdings, or (ii) by any other means which the Committee, in its discretion, determines to be consistent with the Plan's purpose and applicable law.

            As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, Share certificates for the number of Shares purchased under the Stock Option. Such delivery shall be effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to Grantee or other appropriate recipient.

            During the lifetime of a Grantee, each Option granted to him shall be exercisable only by the Grantee (or his legal guardian in the event of his Disability) or by a broker-dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this SECTION 2.3(A). No Option shall be assignable or transferable by Grantee otherwise than by will or by the laws of descent and distribution.

            (b) RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any buy/sell agreement or right of first refusal,
      (ii) any applicable federal securities laws, (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or (iv) any blue sky or state securities law applicable to such Shares. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.

            Any Grantee or other person exercising an Incentive Award may be required by the Committee to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its sole discretion, may release any person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.

            (c) NOTIFICATION OF DISQUALIFYING DISPOSITION OF SHARES FROM INCENTIVE STOCK OPTIONS. Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares of Common Stock acquired upon the exercise of an Incentive Stock Option by a sale or exchange either (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one (1) year after the transfer of such Shares to him pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.

            (d) PROCEEDS OF OPTION EXERCISE. The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.

2.4   STOCK APPRECIATION RIGHTS IN TANDEM WITH NONSTATUTORY STOCK OPTIONS

            (a) GRANT. The Committee may, at the time of grant of a Nonstatutory Stock Option, or at any time thereafter during the term of the Nonstatutory Stock Option, grant Stock Appreciation Rights with respect to all or any portion of the Shares of Common Stock covered by such Nonstatutory Stock Option. A Stock Appreciation Right in tandem with a Nonstatutory Stock Option is referred to herein as a "TANDEM SAR."

            (b) GENERAL PROVISIONS. The terms and conditions of each Tandem SAR shall be evidenced by an Incentive Agreement. The Option Price per Share of a Tandem SAR shall be fixed in the Incentive Agreement and shall not be less than one hundred percent

      (100%) of the Fair Market Value of a Share on the grant date of the Nonstatutory Stock Option to which it relates.

            (c) EXERCISE. A Tandem SAR may be exercised at any time the Nonstatutory Stock Option to which it relates is then exercisable, but only to the extent such Nonstatutory Stock Option is exercisable, and shall otherwise be subject to the conditions applicable to such Nonstatutory Stock Option. When a Tandem SAR is exercised, the Nonstatutory Stock Option to which it relates shall terminate to the extent of the number of Shares with respect to which the Tandem SAR is exercised. Similarly, when a Nonstatutory Stock Option is exercised, the Tandem SARs relating to the Shares covered by such Nonstatutory Stock Option exercise shall terminate. Any Tandem SAR which is outstanding on the last day of the term of the related Nonstatutory Stock Option shall be automatically exercised on such date for cash, without the need for any action by the Grantee, to the extent of any Appreciation.

            (d) SETTLEMENT. Upon exercise of a Tandem SAR, the holder shall receive, for each Share with respect to which the Tandem SAR is exercised, an amount equal to the Appreciation. The Appreciation shall be payable in cash, Common Stock, or a combination of both, as specified in the Incentive Agreement (or in the discretion of the Committee if not so specified). The Appreciation shall be paid within 30 calendar days of the exercise of the Tandem SAR. The number of Shares of Common Stock which shall be issuable upon exercise of a Tandem SAR shall be determined by dividing (1) by (2), where (1) is the number of Shares as to which the Tandem SAR is exercised multiplied by the Appreciation in such shares and
      (2) is the Fair Market Value of a Share on the exercise date.

2.5   STOCK APPRECIATION RIGHTS INDEPENDENT OF NONSTATUTORY STOCK OPTIONS

            (a) GRANT. The Committee may grant Stock Appreciation Rights independent of Nonstatutory Stock Options ("INDEPENDENT SARS").

            (b) GENERAL PROVISIONS. The terms and conditions of each Independent SAR shall be evidenced by an Incentive Agreement. The exercise price per share of Common Stock shall be not less than one hundred percent (100%) of the Fair Market Value of a Share of Common Stock on the date of grant of the Independent SAR. The term of an Independent SAR shall be determined by the Committee.

            (c) EXERCISE. Independent SARs shall be exercisable at such time and subject to such terms and conditions as the Committee shall specify in the Incentive Agreement for the Independent SAR grant.

            (d) SETTLEMENT. Upon exercise of an Independent SAR, the holder shall receive, for each Share specified in the Independent SAR grant, an amount equal to the Spread. The Spread shall be payable in cash, Common Stock, or a combination of both, in the discretion of the Committee or as specified in the Incentive Agreement. The Spread shall be paid within 30 calendar days of the exercise of the Independent SAR. The number of Shares of Common Stock which shall be issuable upon exercise of an Independent SAR shall be determined by dividing (1) by (2), where (1) is the number of Shares as to which the Independent SAR is exercised multiplied by the Spread in such Shares and (2) is the Fair Market Value of a Share on the exercise date.

2.6   RELOAD OPTIONS

      At the discretion of the Committee, the Grantee may be granted under an Incentive Agreement, replacement Stock Options that permit the Grantee to purchase an additional number of Shares equal to the number of previously owned Shares surrendered by the Grantee to pay all or a portion of the Option Price upon exercise of his Stock Options.

2.7 SUPPLEMENTAL PAYMENT ON EXERCISE OF NONSTATUTORY STOCK OPTIONS OR STOCK APPRECIATION RIGHTS

      The Committee, either at the time of grant or as of the time of exercise of any Nonstatutory Stock Option or Stock Appreciation Right, may provide in the Incentive Agreement for a Supplemental Payment by the Company to the Grantee with respect to the exercise of any Nonstatutory Stock Option or Stock Appreciation Right. The Supplemental Payment shall be in the amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the exercise of the Nonstatutory Stock Option and/or Stock Appreciation Right and the receipt of the Supplemental Payment, assuming the holder is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

                                  SECTION 3.

                               RESTRICTED STOCK

3.1   AWARD OF RESTRICTED STOCK

            (a) GRANT. In consideration of the performance of Employment by any Grantee who is an Employee, Consultant or Outside Director, Shares of Restricted Stock may be awarded under the Plan by the Committee with such restrictions during the Restriction Period as the Committee may designate in its discretion, any of which restrictions may differ with respect to each particular Grantee. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to or more than the Fair Market Value of the shares of Restricted Stock on the grant date. The terms and conditions of each grant of Restricted Stock shall be evidenced by an Incentive Agreement.

            (b) IMMEDIATE TRANSFER WITHOUT IMMEDIATE DELIVERY OF RESTRICTED STOCK. Unless otherwise specified in the Grantee's Incentive Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Grantee (for purposes of Code Section 83 and other purposes) in consideration of the performance of services as an Employee, Consultant or Outside Director, as applicable, entitling such Grantee to all voting and other ownership rights in such Shares.

            As specified in the Incentive Agreement, a Restricted Stock Award may limit the Grantee's dividend rights during the Restriction Period in which the shares of Restricted Stock are subject to a "substantial risk of forfeiture" (within the meaning given to such term under Code Section 83) and restrictions on transfer. In the Incentive Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of Restricted Stock granted to a Covered Employee, if applicable, is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

            Shares awarded pursuant to a grant of Restricted Stock may be issued in the name of the Grantee and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates) or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the particular Grantee's Incentive Agreement. The Company or Committee (or their delegates) shall issue to the Grantee a receipt evidencing the certificates held by it which are registered in the name of the Grantee.

3.2   RESTRICTIONS

            (a) FORFEITURE OF RESTRICTED STOCK. Restricted Stock awarded to a Grantee may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a "substantial risk of forfeiture" (as defined in Code Section 83), or a restriction on transferability; (ii) unless otherwise specified by the Committee in the

      Incentive Agreement, the Restricted Stock that is subject to restrictions which are not satisfied shall be forfeited and all rights of the Grantee to such Shares shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the particular Grantee's Incentive Agreement.

            (b) ISSUANCE OF CERTIFICATES. Reasonably promptly after the date of grant with respect to Shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Grantee to whom such Shares of Restricted Stock were granted, evidencing such Shares; provided, however, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such Shares. Each such stock certificate shall bear the following legend or any other legend approved by the Company:

                  THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE RESTRICTIONS, TERMS AND CONDITIONS (INCLUDING FORFEITURE AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE INDUSTRIAL HOLDINGS, INC. 1998 INCENTIVE PLAN AND AN INCENTIVE AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER OF SUCH SHARES AND INDUSTRIAL HOLDINGS, INC.. A COPY OF THE PLAN AND INCENTIVE AGREEMENT ARE ON FILE IN THE CORPORATE OFFICES OF INDUSTRIAL HOLDINGS, INC., 7135 ARDMORE, HOUSTON, TEXAS 77054.

      Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock until such Shares vest pursuant to the terms of the Incentive Agreement.

            (c) REMOVAL OF RESTRICTIONS. The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is appropriate.

3.3   DELIVERY OF SHARES OF COMMON STOCK

      Subject to withholding taxes under SECTION 7.3 and to the terms of the Incentive Agreement, a stock certificate evidencing the Shares of Restricted Stock with respect to which the restrictions in the Incentive Agreement have been satisfied shall be delivered to the Grantee or other appropriate recipient free of restrictions. Such delivery shall be effected for all purposes when the Company shall have deposited such certificate in the United States mail, addressed to the Grantee or other appropriate recipient.

3.4   SUPPLEMENTAL PAYMENT ON VESTING OF RESTRICTED STOCK

      The Committee, either at the time of grant or vesting of Restricted Stock, may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of the Restricted Stock and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

                                  SECTION 4.

                   PERFORMANCE UNITS AND PERFORMANCE SHARES

4.1   PERFORMANCE BASED AWARDS

            (a) GRANT. The Committee is authorized to grant Performance Units and Performance Shares to selected Grantees who are Employees or Consultants. Each grant of Performance Units and/or Performance Shares shall be evidenced by an Incentive Agreement in such amounts and upon such terms as shall be determined by the Committee. The Committee may make grants of Performance Units or Performance Shares in such a manner that more than one Performance Period is in progress concurrently. For each Performance Period, the Committee shall establish the number of Performance Units or Performance Shares and their contingent values which may vary depending on the degree to which performance criteria established by the Committee are met.

            (b) PERFORMANCE CRITERIA. At the beginning of each Performance Period, the Committee shall (i) establish for such Performance Period specific financial or non-financial performance objectives that the Committee believes are relevant to the Company's business objectives; (ii) determine the value of a Performance Unit or the number of Shares under a Performance Share grant relative to performance objectives; and (iii) notify each Grantee in writing of the established performance objectives and, if applicable, the minimum, target, and maximum value of Performance Units or Performance Shares for such Performance Period.

            (c) MODIFICATION. If the Committee determines, in its discretion exercised in good faith, that the established performance measures or objectives are no longer suitable to the Company's objectives because of a change in the Company's business, operations, corporate structure, capital structure, or other conditions the Committee deems to be appropriate, the Committee may modify the performance measures and objectives to the

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      extent it considers to be necessary. The Committee shall determine whether any such modification would cause the Performance Unit or Performance
      Share to fail to qualify for the Performance-Based Exception, if applicable.

            (d) PAYMENT. The basis for payment of Performance Units or Performance Shares for a given Performance Period shall be the achievement of those performance objectives determined by the Committee at the beginning of the Performance Period as specified in the Grantee's Incentive Agreement. If minimum performance is not achieved for a Performance Period, no payment shall be made and all contingent rights shall cease. If minimum performance is achieved or exceeded, the value of a Performance Unit or Performance Share may be based on the degree to which actual performance exceeded the preestablished minimum performance standards. The amount of payment shall be determined by multiplying the number of Performance Units or Performance Shares granted at the beginning of the Performance Period times the final Performance Unit or Performance Share value. Payments shall be made, in the discretion of the Committee as specified in the Incentive Agreement, solely in cash or Common Stock, or a combination of cash and Common Stock, following the close of the applicable Performance Period.

            (e) SPECIAL RULE FOR COVERED EMPLOYEES. The Committee may establish performance goals applicable to Performance Units or Performance Shares awarded to Covered Employees in such a manner as shall permit payments with respect thereto to qualify for the Performance-Based Exception, if applicable. If a Performance Unit or Performance Share granted to a Covered Employee is intended to comply with the Performance-Based Exception, the Committee in establishing performance goals shall be guided by Treasury Regulation ss. 1.162-27(e)(2) (or its successor).

4.2   SUPPLEMENTAL PAYMENT ON VESTING OF PERFORMANCE UNITS OR PERFORMANCE SHARES

      The Committee, either at the time of grant or at the time of vesting of Performance Units or Performance Shares, may provide for a Supplemental Payment by the Company to the Grantee in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of such Performance Units or Performance Shares and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as seemed appropriate by the Committee. The Committee shall have the discretion to grant Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

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                                  SECTION 5.

                           OTHER STOCK-BASED AWARDS

5.1   GRANT OF OTHER STOCK-BASED AWARDS

      Other Stock-Based Awards may be awarded by the Committee to selected Grantees that are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, Shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan and the goals of the Company. Other types of Stock-Based Awards include, without limitation, Deferred Stock, purchase rights, Shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the value of securities of or the performance of a specified Subsidiary, division or department, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Parent or Subsidiary. As is the case with other Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Incentive Awards.

5.2   OTHER STOCK-BASED AWARD TERMS

            (a) WRITTEN AGREEMENT. The terms and conditions of each grant of an Other Stock-Based Award shall be evidenced by an Incentive Agreement.

            (b) PURCHASE PRICE. Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services actually rendered (in the case of authorized and unissued shares) or to be rendered, or (ii) in the case of an Other Stock-Based Award in the nature of a purchase right, consideration (other than services rendered or to be rendered) at least equal to 50% of the Fair Market Value of the Shares covered by such grant on the date of grant.

            (c) PERFORMANCE CRITERIA AND OTHER TERMS. In its discretion, the Committee may specify such criteria, periods or goals for vesting in Other Stock-Based Awards and payment thereof to the Grantee as it shall determine; and the extent to which such criteria, periods or goals have been met shall be determined by the Committee. All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Incentive Agreement. The Committee may also provide for a Supplemental Payment similar to such payment as described in SECTION 4.2.

            (d) PAYMENT. Other Stock-Based Awards may be paid in Shares of Common Stock or other consideration related to such Shares, in a single payment or in installments on such dates as determined by the Committee, all as specified in the Incentive Agreement.

            (e) DIVIDENDS. The Grantee of an Other Stock-Based Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of Shares covered by the Other Stock-Based Award, as determined by the Committee and set forth in the Incentive Agreement. The Committee may also provide in the Incentive Agreement that such amounts (if any) shall be deemed to have been reinvested in additional Common Stock.

                                  SECTION 6.

                   PROVISIONS RELATING TO PLAN PARTICIPATION

6.1   PLAN CONDITIONS

            (a) INCENTIVE AGREEMENT. Each Grantee to whom an Incentive Award is granted shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The Incentive Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee's particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly-situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Grantee's Incentive Award, as well as, for example, provisions to the effect that the Grantee (i) shall not disclose any confidential information acquired during Employment with the Company, (ii) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (iii) shall not interfere with the employment or other service of any employee, (iv) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (v) shall forfeit an Incentive Award if terminated for Cause, (vi) shall not be permitted to make an election under Section 83(b) of the Code when applicable, and (vii) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, an agreement restricting the transferability of Shares by Grantee. An Incentive Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Grantee. The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer.

            (b) NO RIGHT TO EMPLOYMENT. Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment) in any Grantee or affect the right of the Company to terminate the Employment of any Grantee at any time without regard to the existence of the Plan.

            (c) SECURITIES REQUIREMENTS. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any Shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares of Common Stock pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.

            If the Shares issuable on exercise of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

            THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON RECEIPT BY THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE OR TRANSFER.

6.2   TRANSFERABILITY

            (a) NON-TRANSFERABLE AWARDS AND OPTIONS. No Incentive Award and no right under the Plan, contingent or otherwise, will be (i) assignable, saleable, or otherwise transferable by a Grantee except by will or by the laws of descent and distribution, or (ii) subject to any encumbrance, pledge, lien, assignment or charge of any nature.

            No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee's enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this SECTION 6.2(A) shall be void and ineffective.

            (b) ABILITY TO EXERCISE RIGHTS. Subject to a beneficiary designation pursuant to SECTION 7.5, only the Grantee (or his legal guardian in the event of Grantee's Disability), or in the event of his death, his estate, may exercise Stock Options, receive cash payments and deliveries of Shares, and otherwise assume the rights of the Grantee.

6.3   RIGHTS AS A STOCKHOLDER

            (a) NO STOCKHOLDER RIGHTS. Except as otherwise provided in SECTION 3.1(B) for grants of Restricted Stock, a Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a stockholder with respect to any Shares of Common Stock until the issuance of a stock certificate for such Shares.

            (b) REPRESENTATION OF OWNERSHIP. In the case of the exercise of an Incentive Award by a person or estate acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such person and may require such consents and releases of taxing authorities as the Committee may deem advisable.

6.4   LISTING AND REGISTRATION OF SHARES OF COMMON STOCK

      The exercise of any Incentive Award granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which Shares of Common Stock are traded. The Committee may, in its discretion, defer the effectiveness of any exercise of an Incentive Award in order to allow the issuance of Shares of Common Stock to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

6.5   CHANGE IN STOCK AND ADJUSTMENTS

            (a) CHANGES IN LAW OR CIRCUMSTANCES. Subject to SECTION 6.7 (which only applies in the event of a Change in Control), in the event of any change in applicable laws or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan, then, if the Committee should determine, in its absolute discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan,
      (ii) the number of Shares subject to Incentive Awards, and (iii) the price per Share for outstanding Incentive Awards. Any adjustment under this paragraph of an outstanding Incentive Stock Option shall be made only to the extent not constituting a "modification" within the meaning of Section 424(h)(3) of the Code unless otherwise agreed to by the Grantee in writing. The Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.

            (b) EXERCISE OF CORPORATE POWERS. The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company's capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

            (c) RECAPITALIZATION OF THE COMPANY. Subject to SECTION 6.7, if while there are Incentive Awards outstanding, the Company shall effect any subdivision or consolidation of Shares of Common Stock or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefor in money, services or property, then the number of Shares available under the Plan and the number of Incentive Awards which may thereafter be exercised shall
      (i) in the event of an increase in the number of Shares outstanding, be proportionately increased and the Fair Market Value of the Incentive Awards awarded shall be proportionately reduced; and (ii) in the event of a reduction in the number of Shares outstanding, be proportionately reduced, and the Fair Market Value of the Incentive Awards awarded shall be proportionately increased. The Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Incentive Award to the Grantee shall not be adversely affected by a corporate event described in this subsection (c).

            (d) REORGANIZATION OF THE COMPANY. Subject to SECTION 6.7, if the Company is reorganized, merged or consolidated, or is a party to a plan of exchange with another corporation, pursuant to which reorganization, merger, consolidation or exchange, stockholders of the Company receive any Shares of Common Stock or other securities or property, or if the Company should distribute securities of another corporation to its stockholders, each Grantee shall be entitled to receive, in lieu of the number of unexercised Incentive Awards previously awarded, the number of Stock Options, Stock Appreciation Rights, Performance Shares or Units, Restricted Stock shares, or Other Stock-Based Awards, with a corresponding adjustment to the Fair Market Value of said Incentive Awards, to which he would have been entitled if, immediately prior to such corporate action, such Grantee had been the holder of record of a number of Shares equal to the number of the outstanding Incentive Awards payable in Shares that were previously awarded to him. For this purpose, Shares of Restricted Stock shall be treated the same as unrestricted outstanding Shares of Common Stock. In this regard, the Committee shall take whatever other action it deems appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.

            (e) ISSUE OF COMMON STOCK BY THE COMPANY. Except as hereinabove expressly provided in this SECTION 6.5 and subject to SECTION 6.7, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards; provided, however, in such event, outstanding Shares of Restricted Stock shall be treated the same as outstanding unrestricted Shares of Common Stock.

            (f) ACQUISITION OF THE COMPANY. Subject to SECTION 6.7, in the case of any sale of assets, merger, consolidation or combination of the Company with or into another corporation other than a transaction in which the Company is the continuing or surviving corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof (an "Acquisition"), in the absolute discretion of the Committee, any Grantee who holds an outstanding Incentive Award shall have the right (subject to any limitation applicable to the Incentive Award) thereafter and during the term of the Incentive Award, to receive upon exercise thereof the Acquisition Consideration (as defined below) receivable upon the Acquisition by a holder of the number of Shares which would have been obtained upon exercise of the Incentive Award immediately prior to the Acquisition. The term "Acquisition Consideration" shall mean the kind and amount of shares of the surviving or new corporation, cash, securities, evidence of indebtedness, other property or any combination thereof receivable in respect of one Share upon consummation of an Acquisition. The Committee, in its discretion, shall have the authority to take whatever action it deems appropriate to effectuate the provisions of this subsection (f).

            (g) ASSUMPTION OF OUTSTANDING INCENTIVE AWARDS UNDER THE PLAN. Notwithstanding any other provision of the Plan, the Committee, in its absolute discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation. Any such action shall be upon such terms and conditions as the Committee, in its discretion, may deem appropriate, including provisions to preserve the holder's rights under the previously granted and unexercised stock option or other stock-based incentive award, such as, for example, retaining an existing exercise price under an outstanding stock option. Any such assumption and continuation of any such previously granted and unexercised incentive award shall be treated as an outstanding Incentive Award under the Plan and shall thus count against the number of Shares reserved for issuance pursuant to SECTION 1.4. With respect to an incentive stock option (as described in Section 422 of the Code) subject to this subsection (g), no adjustment to such option shall be made to the extent constituting a "modification" within the meaning of Section 424(h)(3) of the Code unless otherwise agreed to by the optionee in writing.

            (h) ASSUMPTION OF INCENTIVE AWARDS BY A SUCCESSOR. In the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the Company's assets, a merger or consolidation involving the Company in which the Company is not the surviving corporation, or a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of Shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the right and power to:

                  (i) cancel, effective immediately prior to the occurrence of such corporate event, each outstanding Incentive Award (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Grantee to whom such Incentive Award was granted an amount in cash equal to the excess of (A) the value, as determined by the Committee, in its absolute discretion, of the property (including cash) received by the holder of a Share of Common Stock as a result of such event over (B) the exercise price of such Incentive Award, if any; or

                  (ii) provide for the exchange of each Incentive Award
            outstanding immediately prior to such corporate event (whether or not then exercisable) for an incentive award on some or all of the property for which such Incentive Award is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee, in its absolute discretion, in the exercise price of the incentive award, if any, or the number of shares or amount of property (including cash) subject to the incentive award or, if appropriate, provide for a cash payment to the Grantee to whom such Incentive Award was granted in consideration for the exchange of the Incentive Award.

      The Committee, in its discretion, shall have the authority to take whatever action it deems appropriate to effectuate the provisions of this subsection (h).

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
6.6   TERMINATION OF EMPLOYMENT, DEATH, DISABILITY AND RETIREMENT

            (a) TERMINATION OF EMPLOYMENT. Unless otherwise expressly provided in the Grantee's Incentive Agreement, if the Grantee's Employment is terminated for any reason other than due to his death, Disability, Retirement or for Cause, any non-vested portion of any Stock Option or other applicable Incentive Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur. In such event, except as otherwise expressly provided in his Incentive Agreement, the Grantee shall be entitled to exercise his rights only with respect to the portion of the Incentive Award that was vested as of the termination date for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Agreement with respect to the vested portion of such Incentive Award or (ii) the date that occurs ninety
      (90) calendar days after his termination date.

            (b) TERMINATION OF EMPLOYMENT FOR CAUSE. Unless otherwise expressly provided in the Grantee's Incentive Agreement, in the event of the termination of a Grantee's Employment for Cause, all vested and non-vested Stock Options and other Incentive Awards granted to such Grantee shall immediately expire, and shall not be exercisable, as of the commencement of business on the date of such termination.

            (c) RETIREMENT. Unless otherwise expressly provided in the Grantee's Incentive Agreement, upon the Retirement of any Employee who is a Grantee:

                  (i) any non-vested portion of any outstanding Option or other
            Incentive Award shall immediately terminate and no further vesting shall occur; and

                  (ii) any vested Option or other Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award; or (B) the expiration of (1) one year after the date of Retirement in the case of any Incentive Award other than an Incentive Stock Option, or (2) three months after the date of Retirement in the case of an Incentive Stock Option.

            (d) DISABILITY OR DEATH. Unless otherwise expressly provided in the Grantee's Incentive Agreement, upon termination of Employment as a result of the Grantee's Disability or death:

                  (i) any nonvested portion of any outstanding Option or other applicable Incentive Award shall immediately terminate upon termination of Employment, as applicable, and no further vesting shall occur; and

                  (ii) any vested Incentive Award shall expire upon the earlier of either (A) the expiration date set forth in the Incentive Agreement or (B) the first anniversary of the Grantee's termination of Employment, as applicable, as a result of his Disability or death.

            In the case of any vested Incentive Stock Option held by an Employee following termination of Employment, notwithstanding the definition of "Disability" in SECTION 1.2, whether the Employee has incurred a "Disability" for purposes of determining the length of the Option exercise period following termination of Employment under this paragraph (d) shall be determined by reference to Section 22(e)(3) of the Code to the extent required by Section 422(c)(6) of the Code. The Committee shall determine whether a Disability for purposes of this subsection (d) has occurred.

            (e) CONTINUATION OF INCENTIVE AWARD. Subject to the conditions and limitations of the Plan and applicable law and regulation in the event that a Grantee ceases to be an Employee, Outside Director or Consultant, as applicable, for whatever reason, the Committee and Grantee may mutually agree with respect to any outstanding Option or other Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award, (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award, or (iii) to any other change in the terms and conditions of the Incentive Award. In the event of any such change to an outstanding Inventive Award, a written amendment to the Grantee's Incentive Agreement shall be required.

6.7   CHANGE IN CONTROL

      Notwithstanding any contrary provision in the Plan, in the event of a Change in Control (as defined below), the following actions shall automatically occur as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the Grantee's Incentive Agreement:

            (a) all of the Stock Options and Stock Appreciation Rights then outstanding shall become 100% vested and immediately and fully exercisable;

            (b) all of the restrictions and conditions of any Restricted Stock and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired; and

            (c) all of the Performance Shares, Performance Units and any Other Stock-Based Awards shall become fully vested, deemed earned in full, and promptly paid within thirty (30) days to the affected Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.

      Notwithstanding any other provision of this Plan, unless expressly provided otherwise in the Grantee's Incentive Agreement, the provisions of this
SECTION 6.7 may not be terminated, amended, or modified to adversely affect any Incentive Award theretofore granted under the Plan without the prior written consent of the Grantee with respect to his outstanding Incentive Awards subject, however, to the last paragraph of this SECTION 6.7.

      For all purposes of this Plan, a "CHANGE IN CONTROL" of the Company shall mean:

            (a) The acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "PERSON") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the total voting power of all the Company's then outstanding securities entitled to vote generally in the election of directors to the Board; provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (i) any acquisition by the Company or its Parent or Subsidiaries, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or its Parent or Subsidiaries, or (iii) any acquisition consummated with the prior approval of the Board.

            (b) During the period of two consecutive calendar years, individuals who at the beginning of such period constitute the Board, and any new director(s) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then still in office, who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; or

            (c) The Company becomes a party to a merger, plan of reorganization, consolidation or share exchange in which either (i) the Company will not be the surviving corporation or (ii) the Company will be the surviving corporation and any outstanding shares of the Company's common stock will be converted into shares of any other company (other than a reincorporation or the establishment of a holding company involving no change of ownership of the Company) or other securities, cash or other property (excluding payments made solely for fractional shares); or

            (d) The shareholders of the Company approve a merger, plan of reorganization, consolidation or share exchange with any other corporation, and immediately following such merger, plan of reorganization, consolidation or share exchange the holders of the voting securities of the Company outstanding immediately prior thereto hold securities representing fifty percent (50%) or less of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger, plan of reorganization, consolidation or share exchange; PROVIDED, HOWEVER, that notwithstanding the foregoing, no Change in Control shall be deemed to have occurred if one-half (1/2) or more of the members of the Board of the Company or such surviving entity immediately after such merger, plan of reorganization, consolidation or share exchange is comprised of persons who served as directors of the Company immediately prior to such merger, plan of

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      reorganization, consolidation or share exchange or who are otherwise designees of the Company; or

            (e) Upon approval by the Company's stockholders of a complete liquidation and dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company other than to a Parent or Subsidiary; or

            (f) Any other event that a majority of the Board, in its sole discretion, shall determine constitutes a Change in Control.

      Notwithstanding the occurrence of any of the foregoing events of this
SECTION 6.7 which would otherwise result in a Change in Control, the Board may determine in its discretion, if it deems it to be in the best interest of the Company, that an event or events otherwise constituting a Change in Control shall not be considered a Change in Control. Such determination shall be effective only if it is made by the Board prior to the occurrence of an event that otherwise would be or probably would lead to a Change in Control; or after such event if made by the Board a majority of which is composed of directors who were members of the Board immediately prior to the event that otherwise would be or probably would lead to a Change in Control.

6.8   EXCHANGE OF INCENTIVE AWARDS

      The Committee may, in its discretion, permit any Grantee to surrender outstanding Incentive Awards in order to exercise or realize his rights under other Incentive Awards or in exchange for the grant of new Incentive Awards, or require holders of Incentive Awards to surrender outstanding Incentive Awards (or comparable rights under other plans or arrangements) as a condition precedent to the grant of new Incentive Awards.

6.9   FINANCING

      The Company may extend and maintain, or arrange for and guarantee, the extension and maintenance of financing to any Grantee to purchase Shares pursuant to exercise of an Incentive Award upon such terms as are approved by the Committee in its discretion.

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                                  SECTION 7.

                                    GENERAL

7.1   EFFECTIVE DATE AND GRANT PERIOD

      This Plan is adopted by the Board effective as of the Effective Date (as defined in SECTION 1.1) subject to the approval of the stockholders of the Company within one year from the Effective Date. Incentive Awards may be granted under the Plan at any time prior to receipt of such stockholder approval; provided, however, if the requisite stockholder approval is not obtained then any Incentive Awards granted hereunder shall automatically become null and void and of no force or effect. Unless sooner terminated by the Board, no Incentive Award shall be granted under the Plan after ten (10) years from the Effective Date.

7.2   FUNDING AND LIABILITY OF COMPANY

      No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by this Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company, the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

7.3   WITHHOLDING TAXES

            (a) TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Incentive Award hereunder.

            (b) SHARE WITHHOLDING. With respect to tax withholding required upon the exercise of Stock Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Incentive Awards, Grantees may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be made in writing, signed by the Grantee, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate.

            (c) INCENTIVE STOCK OPTIONS. With respect to Shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such Shares within (i) two years from the date of grant of such Option or (ii) one year after the transfer of such shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy federal, state and local tax withholding requirements attributable to such disqualifying disposition.

            (d) LOANS. The Committee may provide for loans, on either a short term or demand basis, from the Company to a Grantee who is an Employee or Consultant to permit the payment of taxes required by law.

7.4   NO GUARANTEE OF TAX CONSEQUENCES

      Neither the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

7.5   DESIGNATION OF BENEFICIARY BY PARTICIPANT

      Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee during the Grantee's lifetime.

      A Grantee may, from time to time, revoke or change his beneficiary designation by filing a new beneficiary designation form with the Committee (or its delegate). The last valid designation received shall be controlling; provided, however, that no beneficiary designation, or change or revocation thereof, shall be effective unless received prior to the Grantee's death and in no event shall it be effective as of a date prior to its receipt. Notwithstanding any contrary provision of this SECTION 7.5, no beneficiary designation made by a married Grantee, other than one under which the surviving lawful spouse of such Grantee is designated as the sole beneficiary, shall be valid and effective without the written consent of such spouse.

      As determined by the Committee, if no valid and effective beneficiary designation exists at the time of the Grantee's death, no designated beneficiary survives the Grantee, or if such designation conflicts with applicable law, the payment of the Grantee's Incentive Award, if earned and payable hereunder, shall be made to the Grantee's surviving lawful spouse, if any, or if there is no such surviving spouse, to the executor or administrator of his estate. If the Committee is in doubt as to the right of any person to receive such amount, the Committee may direct that the amount be paid into any court of competent jurisdiction in an interpleader or other action, and such payment, to the extent thereof, shall be a full and complete discharge of any liability or obligation therefor under the Plan and the Incentive Agreement.

7.6   DEFERRALS

      The Committee may permit a Grantee to defer such Grantee's receipt of the payment of cash or the delivery of Shares that would, otherwise be due to such Grantee by virtue of the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units, Performance Shares or Other Stock-Based Awards. If any such deferral election is permitted, the Committee shall, in its discretion, establish rules and procedures for such payment deferrals to the extent consistent with the Code.

7.7   AMENDMENT AND TERMINATION

      The Board shall have complete power and authority to terminate or amend the Plan at any time; provided, however, that the Board shall not, without the approval of the stockholders of the Company within the time period required by applicable law, (a) except as provided in SECTION 6.5, increase the maximum number of Shares which may be issued under the Plan pursuant to SECTION 1.4, (b) amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan, (c) to the extent applicable, increase the maximum limits on Incentive Awards to Covered Employees as set for compliance with the Performance-Based Exception, (d) extend the term of the Plan, or (e) to the extent applicable, decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act.

      No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a Grantee under the Plan, without the written consent of such Grantee or other designated holder of such Incentive Award.

      In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Company's Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations promulgated thereunder), require stockholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of the Company's stockholders.

7.8   REQUIREMENTS OF LAW

      The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law, if applicable. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

7.9   RULE 16B-3 SECURITIES LAW COMPLIANCE

      With respect to Insiders to the extent applicable, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention. However, to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.

7.10  COMPLIANCE WITH CODE SECTION 162(M)

      If the Company is a Publicly Held Corporation, then unless otherwise determined by the Committee with respect to any particular Incentive Award, it is intended that the Plan comply fully with and meet all the requirements of
Section 162(m) of the Code so that any applicable types of Incentive Awards that are granted to Covered Employees shall qualify for the Performance-Based Exception. If any provision of the Plan or an Incentive Agreement would disqualify the Plan or would not otherwise permit the Plan or Incentive Award to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Committee; provided that no such construction or amendment shall have an adverse effect on the prior grant of an Incentive Award or the economic value to a Grantee of any outstanding Incentive Award.

7.11  SUCCESSORS

      All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

7.12  MISCELLANEOUS PROVISIONS

            (a) No Employee, Consultant, Outside Director, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee, Consultant, or Outside Director any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.

            (b) No Shares of Common Stock shall be issued hereunder unless counsel for the Company is then reasonably satisfied that such issuance will be in compliance with federal and state securities laws, if applicable.

            (c) The expenses of the Plan shall be borne by the Company.

            (d) By accepting any Incentive Award, each Grantee and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.

7.13  SEVERABILITY

      In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.

7.14  GENDER, TENSE AND HEADINGS

      Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.

7.15  GOVERNING LAW

      The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Texas without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.

     IN WITNESS WHEREOF, Industrial Holdings, Inc. has caused this Plan to be duly executed in its name and on its behalf by its duly authorized officer.

                                    INDUSTRIAL HOLDINGS, INC.

                                    By: ROBERT E. CONE

                                    Name: Robert E. Cone
                                    Title: Chairman of the Board

                            INDUSTRIAL HOLDINGS, INC.
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
       FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 10, 1998

     The undersigned shareholder of Industrial Holdings, Inc. (the "Company") hereby appoints Robert E. Cone and Christine A. Smith, or any one or both of them, attorneys and proxies of the undersigned, each with full power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of INDUSTRIAL HOLDINGS, INC. to be held at the Company's principal offices at 7135 Ardmore, Houston, Texas, 77054, on June 10, 1998, at 10:00 a.m. (Houston time), and at any adjournments of said meeting, all of the shares of common stock in the name of the undersigned or which the undersigned may be entitled to vote.

1.__ FOR the election (except as indicated below) as Class I directors of Charles J. Anderson and James W. Kenney.
      Instruction: to withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.

      __________________________________________________________________________

  __  WITHHOLD AUTHORITY to vote for all nominees listed above:

2.  __For __Against __ Abstain

                        The proposal to approve the 1998 Incentive Plan which reserves the greater of 1,500,000 shares or 15% of the total number of shares of Common Stock issued and outstanding for issuance under the 1998 Incentive Plan.

3. In their discretion, on such other matters as may properly come before the meeting; hereby revoking any proxy or proxies heretofore given by the undersigned.

                          (PLEASE SIGN ON REVERSE SIDE)
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
                           (CONTINUED FROM OTHER SIDE)

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS ABOVE AND IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR SUCH PROPOSALS.

   The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement furnished herewith.

   Dated__________________________________________________________, 1998

Shareholder's Signature_________________________________________________

Shareholder's Signature_________________________________________________

                  Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

                 PLEASE SIGN AND RETURN IN THE ENCLOSED ENVELOPE

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